UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund:  BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock

MuniHoldings Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2018

Municipal Market Conditions

Municipal bonds experienced positive performance during the period despite rising interest rates resulting from continued Fed monetary policy normalization, firmer economic data, and the anticipated impacts of fiscal stimulus. Ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in continued demand for fixed income investments. More specifically, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds amid fiscal policy uncertainty, which saw tax reform ultimately lower the top individual tax rate just 2.6% while eliminating deductions and increasing demand for tax shelter. During the 12 months ended July 31, 2018, municipal bond funds experienced net inflows of approximately $24 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance was moderate from a historical perspective at $370 billion (well below the $408 billion issued in the prior 12-month period), but displayed significant month to month volatility. Notably, issuance in December posted the highest monthly total on record at $56 billion, as issuers rushed deals to market ahead of the expected elimination of the tax-exemption for advanced refunding bonds and possibly private activity bonds (PABs). Ultimately, the final version of the Tax Cuts and Jobs Act left PABs unchanged, though the elimination of advanced refundings has suppressed supply in 2018, providing a powerful technical tailwind.	S&P Municipal Bond Index
Total Returns as of July 31, 2018
6 months: 1.20%
12 months: 1.21%

A Closer Look at Yields

From July 31, 2017 to July 31, 2018, yields on AAA-rated 30-year municipal bonds increased by 27 basis points (“bps”) from 2.74% to 3.01%, while 10-year rates increased by 50 bps from 1.95% to 2.45% and 5-year rates increased by 76 bps from 1.21% to 1.97% (as measured by Thomson Municipal Market Data). The municipal yield curve bear flattened over the 12-month period with the spread between 2- and 30-year maturities flattening by 41 bps, however remained a significant 72 bps steeper than the corresponding U.S. Treasury curve.

During the same time period, on a relative basis, tax-exempt municipal bonds strongly outperformed U.S. Treasuries with the greatest outperformance experienced in the front and intermediate portions of the yield curve. The relative positive performance of municipal bonds was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2018, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2018 ($12.36)(a)	5.24%
Tax Equivalent Yield(b)	8.85%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Economic Leverage as of July 31, 2018(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MUE(a)(b)	(7.85)%	0.87%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•

Long-term bonds outperformed short-term debt, leading to a flattening of the yield curve. In this environment, the Fund’s positions in bonds with maturities of 20 years and above generated positive returns. Longer-bonds’ stronger performance also reflected their higher yields versus the market as a whole. Conversely, the Fund’s investments in shorter-maturity debt weighed on results as interest rate increases by the Fed continued to push short-term yields higher.

•

Positions in pre-refunded bonds added value. Although these are short-maturity issues, they nonetheless performed well due to their above-average yields and lower sensitivity to the weakness in the broader market. Transportation issues, the Fund’s second-largest sector weighting after pre-refunded bonds, also made a large contribution to absolute returns.

•

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), as prices fell, this aspect of the Fund’s positioning had a positive effect on returns.

•

Positions in higher-yielding, lower-rated bonds performed well and outpaced the broader market. The category was boosted by improving credit fundamentals and the combination of strong investor demand and limited new-issue supply. Overall, however, the Fund’s emphasis on higher-quality bonds was a headwind to performance.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniHoldings Quality Fund II, Inc.

•

The Fund’s allocations to Illinois and New Jersey issues were further contributors to performance. Illinois successfully passed a budget and moved closer to achieving fiscal balance and a stabilization of its credit rating. New Jersey’s debt outpaced the national market due in part to investors’ positive reaction to legislation that redirected roughly $1 billion annually in lottery proceeds to the state’s pension funds. Yield spreads on New Jersey bonds compressed, contributing to the positive returns

•	Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.36	$14.17	(12.77)%	$14.31	$12.03
Net Asset Value	13.55	14.19	(4.51)	14.29	13.47

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	35%	41%
County/City/Special District/School District	18	22
Utilities	14	13
Education.	10	3
Health	9	11
State	8	6
Housing	3	2
Tobacco	2	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	8%
2019	12
2020	3
2021	18
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	5%	7%
AA/Aa	53	55
A	30	29
BBB/Baa	9	7
N/R(b)	3	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality.

FUND SUMMARY	7

Fund Summary as of July 31, 2018	BlackRock MuniYield California Quality Fund, Inc.

Fund Overview

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MCA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2018 ($13.30)(a)	4.69%
Tax Equivalent Yield(b)	10.22%
Current Monthly Distribution per Common Share(c)	$0.0520
Current Annualized Distribution per Common Share(c)	$0.6240
Economic Leverage as of July 31, 2018(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MCA(a)(b)	(8.07)%	1.86%
Lipper California Municipal Debt Funds(c)	(6.07)	1.15

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

After a period of outperformance, California municipal bonds trailed the national market over the past 12 months due to the combination of richer valuations, tighter yield spreads, and significant new-issue supply.

•

Positions in bonds with maturities of 20 years and above made a strong contribution to the Fund’s return. Longer-term bonds, in addition to generating stronger price performance than other market segments, also provided higher income.

•	Positions in AA rated securities, particularly those in the school district sector, were additive to results. Health care and transportation issues also aided returns.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive impact on returns.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield California Quality Fund, Inc.

•

The Fund’s allocation to higher-quality securities detracted relative to lower-rated issues, as the latter category provided higher income and stronger price performance. The Fund’s quality guidelines restrict the purchase of non-investment grade securities.

•	Positions in bonds with shorter and intermediate maturities, which lagged those with longer-dated maturities, also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$13.30	$15.18	(12.38)%	$15.69	$13.18
Net Asset Value	15.27	15.73	(2.92)	15.90	15.05

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
County/City/Special District/School District	32%	36%
Health	17	16
Transportation	16	15
Utilities	15	17
Education	14	10
State	4	5
Tobacco	1	—
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2018	3%
2019	15
2020	8
2021	11
2022	1

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	9%	7%
AA/Aa	72	80
A	13	11
BBB/Baa	3	1
N/R	3	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYN
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2018 ($11.89)(a)	4.29%
Tax Equivalent Yield(b)	8.52%
Current Monthly Distribution per Common Share(c)	$0.0425
Current Annualized Distribution per Common Share(c)	$0.5100
Economic Leverage as of July 31, 2018(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYN(a)(b)	(6.00)%	1.07%
Lipper New York Municipal Debt Funds(c)	(5.96)	0.65

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

New York municipal bonds underperformed the national market. New issuance in the state was relatively robust compared to the nation as a whole, which contributed to the weaker performance. Unfortunately, much of the new issuance was concentrated in several large issuers in which the Fund already had positions, thereby limiting the opportunity set. New York’s overall economic trends continued to improve, albeit at a rate slightly below that national level. However, the state continued to enjoy a broad and diverse economic base. One area of potential concern was the capping of deductibility of state and local taxes due to recently enacted federal tax-reform policies, which may reduce New York’s ability to raise taxes in the future.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

Investments in lower-rated bonds (those rated A and below), which outpaced higher-quality issues, contributed positively. From a sector perspective, the Fund’s allocation to transportation issues made the largest contribution.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield New York Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$11.89	$13.26	(10.33)%	$13.42	$11.79
Net Asset Value	13.74	14.25	(3.58)	14.40	13.58

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	25%	25%
Education	18	18
State	17	13
County/City/Special District/School District	15	18
Utilities	14	14
Health	6	6
Corporate	2	3
Housing	2	1
Tobacco	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	5%
2019	4
2020	6
2021	16
2022	8

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	20%	20%
AA/Aa	48	55
A	23	19
BBB/Baa	5	5
N/R(b)	4	1

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2018	BlackRock MuniYield Quality Fund III, Inc.

Fund Overview

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of July 31, 2018 ($12.46)(a)	4.86%
Tax Equivalent Yield(b)	8.21%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Economic Leverage as of July 31, 2018(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended July 31, 2018 were as follows:

	Returns Based On
	Market Price	NAV
MYI(a)(b)	(10.18)%	2.02%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	(4.84)	1.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market posted a narrow gain in the 12-month period, with the contribution from yield offsetting negative price performance. Although tax-exempt issues sold off sharply in early 2018 due to a spike in U.S. Treasury yields, the market was supported by the improving fundamentals of state and local issuers, as well as low new-issue supply from January onward. Short-term bonds, which have above-average sensitivity to Fed policy, generally lagged longer-term issues.

•

Given that bond prices declined somewhat, the Fund’s return was primarily derived from income. The Fund’s use of leverage, while amplifying the impact of weak price performance, provided additional income and was therefore a net contributor. However, the cost of leverage increased due to rising short-term interest rates.

•	The Fund sought to manage interest rate risk using U.S. Treasury futures. Since Treasury yields rose (as prices fell), this aspect of the Fund’s positioning had a positive effect on returns.

•

Investments in lower-rated bonds (those rated A and below), which outperformed higher-quality issues, contributed positively. From a sector perspective, the Fund’s allocation to transportation and state tax-backed debt was beneficial, while its holdings in the school district sector detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock MuniYield Quality Fund III, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/18	07/31/17	Change	High	Low
Market Price	$12.46	$14.66	(15.01)%	$14.86	$12.36
Net Asset Value	13.98	14.48	(3.45)	14.66	13.81

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

SECTOR ALLOCATION

Sector	07/31/18	07/31/17
Transportation	28%	27%
State	19	18
Health	16	13
Utilities	14	14
Education	10	9
County/City/Special District/School District	8	15
Corporate	3	2
Tobacco	1	1
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2018	7%
2019	11
2020	2
2021	9
2022	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/18	07/31/17
AAA/Aaa	6%	11%
AA/Aa	49	54
A	25	21
BBB/Baa	16	12
N/R(b)	4	2

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2018 and July 31, 2017, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 130.5%

Alabama — 2.1%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(a)	$5,225	$5,418,220
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	940	1,032,769

		6,450,989
California — 20.6%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18(a)	5,050	5,083,532
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(a)	2,865	3,124,999
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM), 6.10%, 01/01/20	465	466,628
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 05/01/28	1,800	2,055,834
2nd, 5.25%, 05/01/33	1,410	1,575,802
5.00%, 05/01/44	1,860	2,048,771
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	4,045	4,375,881
City of Sunnyvale California Revenue, Refunding RB, 5.25%, 04/01/20(a)	2,800	2,976,148
County of Riverside Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	4,500	5,215,230
Emery Unified School District, GO, Election of 2010, Series A (AGM), 5.50%, 08/01/21(a)	1,875	2,087,006
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	2,445	2,853,266
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(a)	2,000	2,148,660
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 08/01/33	1,675	1,680,142
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 08/01/21(a)	2,670	2,976,035
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(a)	5,905	6,855,646
5.25%, 05/15/38	1,675	1,886,335
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	5,000	5,781,050
5.50%, 11/01/31	3,130	3,617,279
5.50%, 11/01/33	3,000	3,463,830
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	1,260	1,434,006
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	940	1,091,039

		62,797,119
Colorado — 2.1%
City & County of Denver Colorado Airport System Revenue, ARB, Series A, AMT:
5.50%, 11/15/28	1,500	1,718,280
5.50%, 11/15/30	565	645,411
5.50%, 11/15/31	675	769,993
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 05/15/19(a)	3,300	3,416,061

		6,549,745

Security	Par (000)	Value
Connecticut — 1.0%
State of Connecticut, GO, Series A, 5.00%, 04/15/38	$1,690	$1,857,513
State of Connecticut Health & Educational Facility Authority, Refunding RB, Sacred Heart University Issue, Series I-1, 5.00%, 07/01/42	1,015	1,133,166

		2,990,679
Florida — 20.7%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	405	458,416
County of Broward Florida Airport System Revenue, ARB, Series A, AMT:
5.13%, 10/01/38	5,665	6,250,931
5.00%, 10/01/45	1,440	1,587,254
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	2,995	3,376,563
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	215	216,352
County of Lee Florida Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,500	2,703,525
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,765	1,974,823
Series A, 5.50%, 10/01/42	3,000	3,347,070
Series B, AMT, 6.25%, 10/01/38	800	924,728
Series B, AMT, 6.00%, 10/01/42	1,060	1,207,764
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series B, 5.25%, 10/01/29	3,130	3,547,699
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, AMT:
Miami International Airport (AGM), 5.25%, 10/01/18(a)	4,510	4,537,827
Miami International Airport (AGM), 5.25%, 10/01/41	100	100,550
Miami International Airport, Series A (AGM), 5.50%, 10/01/18(a)	4,180	4,207,504
Series A, 5.00%, 10/01/31	5,155	5,612,455
Series A, 5.00%, 10/01/32	5,000	5,439,600
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(a)	7,600	7,899,744
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,805	2,050,606
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(a)	6,965	7,689,290

		63,132,701
Hawaii — 1.7%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,112,204
State of Hawaii Airports System Revenue, COP, AMT:
5.25%, 08/01/25	740	827,290
5.25%, 08/01/26	1,205	1,340,599

		5,280,093
Illinois — 15.3%
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT:
5.00%, 01/01/41	1,140	1,231,815
5.50%, 01/01/28	1,000	1,115,750
5.50%, 01/01/29	1,500	1,670,310
5.38%, 01/01/33	2,000	2,209,760
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(a)	1,680	1,835,198
3rd Lien, Series A, 5.75%, 01/01/39	320	346,557
3rd Lien, Series C, 6.50%, 01/01/21(a)	9,085	10,084,441
Senior Lien, Series D, AMT, 5.00%, 01/01/42	735	801,856

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18(a)	$3,400	$3,451,748
Sales Tax Receipts, 5.25%, 12/01/36	2,940	3,139,391
Sales Tax Receipts, 5.25%, 12/01/40	1,500	1,599,765
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 01/01/42	2,985	3,140,578
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.25%, 12/01/30	1,270	1,341,717
5.50%, 12/01/38	1,205	1,271,986
5.25%, 12/01/43	2,960	3,079,643
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C, 5.00%, 02/15/41	975	1,101,292
Railsplitter Tobacco Settlement Authority, RB(a):
5.50%, 06/01/21	2,350	2,586,786
6.00%, 06/01/21	670	746,708
State of Illinois, GO:
5.25%, 02/01/31	1,495	1,585,642
5.25%, 02/01/32	2,320	2,452,472
5.50%, 07/01/33	1,000	1,060,330
5.50%, 07/01/38	700	736,827

		46,590,572
Indiana — 0.9%
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.50%, 01/01/19(a)	465	472,970
5.50%, 01/01/38	1,905	1,935,804
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	460	491,105

		2,899,879
Louisiana — 1.5%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	2,225	2,503,370
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	2,020	2,091,609

		4,594,979
Maryland — 2.7%
County of Howard Maryland Housing Commission, RB, M/F Housing, Woodfield Oxford Square Apartments, 5.00%, 12/01/42	2,450	2,725,846
Maryland Stadium Authority, RB, Construction and Revitalization Program, 5.00%, 05/01/34	4,780	5,551,874

		8,277,720
Massachusetts — 1.1%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A:
5.00%, 01/01/47	420	457,569
5.25%, 01/01/42	940	1,044,490
Massachusetts Development Finance Agency, Refunding RB, Emerson College, Series A, 5.00%, 01/01/40	1,025	1,131,795
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	595	602,313

		3,236,167
Michigan — 1.2%
Hudsonville Michigan Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 05/01/21(a)	3,420	3,738,641

Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(a)	305	309,532
6.50%, 11/15/38	1,670	1,694,516

Security	Par (000)	Value
Minnesota (continued)
County of St. Paul Minnesota Housing & Redevelopment Authority, Refunding RB, Fairview Health Services, Series A, 4.00%, 11/15/43	$985	$1,007,222

		3,011,270
Mississippi — 1.3%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,225	2,688,111
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 08/01/23(a)	1,000	1,153,310

		3,841,421
Montana — 0.3%
Montana State Board of Housing, RB, S/F, Series B-2:
3.38%, 12/01/37	420	411,499
3.50%, 12/01/42	185	182,602
3.60%, 12/01/47	280	275,991

		870,092
Nevada — 2.3%
City of Carson City Nevada, Refunding RB, Carson Tahoe Regional Healthcare Project, 5.00%, 09/01/42	580	635,814
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 07/01/39	3,210	3,365,717
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 06/01/36	2,065	2,404,713
County of Clark Nevada, GOL, Stadium Improvement, Series A, 5.00%, 06/01/37	500	580,870

		6,987,114
New Jersey — 7.4%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	1,940	2,120,925
(AGM), 5.00%, 01/01/31	1,355	1,496,584
State Government Buildings Project, Series A, 5.00%, 06/15/47	2,500	2,693,650
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 07/01/38	3,400	3,519,442
New Jersey Housing & Mortgage Finance Agency, Refunding RB, S/F Housing, Series BB, AMT, 3.80%, 10/01/32	2,455	2,444,247
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (AGC), 5.63%, 12/15/28	2,930	2,970,756
Series AA, 5.50%, 06/15/39	3,040	3,263,440
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	2,055	2,301,004
Sub-Series B, 5.00%, 06/01/46	1,545	1,655,189

		22,465,237
New York — 9.5%
City of New York New York, GO, Sub-Series F-1, 5.00%, 04/01/36	3,590	4,162,210
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 06/15/43	2,220	2,397,866
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2009, Series EE, 5.25%, 06/15/40	6,930	7,141,920
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(a)	580	638,064
5.75%, 02/15/47	360	391,723
Metropolitan Transportation Authority, RB:
Series A, 5.25%, 11/15/21(a)	8,500	9,451,575
Series A-1, 5.25%, 11/15/39	1,550	1,743,425

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 07/15/36	$2,000	$2,156,300
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	965,821

		29,048,904
Ohio — 0.9%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	2,500	2,795,350

Oklahoma — 0.5%
Oklahoma Development Finance Authority, RB, Provident Oklahoma Education Resources, Inc., Cross Village Student Housing Project, Series A, 5.25%, 08/01/57	1,640	1,607,774

Pennsylvania — 7.6%
Altoona Area School District, GOL (BAM), 5.00%, 12/01/36	185	206,726
County of Delaware Springfield School District, GO:
5.00%, 03/01/40	1,485	1,702,701
5.00%, 03/01/43	1,100	1,258,334
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jeferson University, Series A, 5.00%, 09/01/48	1,690	1,876,407
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,510,813
Pennsylvania Housing Finance Agency, RB, S/F, Series 125B, 3.65%, 10/01/42	3,000	2,976,060
Pennsylvania Turnpike Commission, RB, Sub-Series B-1, 5.25%, 06/01/47	500	559,100
Swarthmore Borough Authority, RB, Swarthmore College:
5.00%, 09/15/45	1,500	1,747,290
5.00%, 09/15/47	1,600	1,860,752
5.00%, 09/15/48	3,225	3,747,547
5.00%, 09/15/43	750	875,070
Township of Bristol Pennsylvania School District, GO:
5.25%, 06/01/37	2,500	2,766,500
5.25%, 06/01/43	1,100	1,212,046

		23,299,346
South Carolina — 6.0%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	3,760	4,303,207
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	2,940	3,335,783
5.50%, 07/01/41	2,500	2,776,275
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,870	2,077,850
State of South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,082,280
State of South Carolina Public Service Authority, Refunding RB:
Series C, 5.00%, 12/01/46	1,000	1,062,280
Series E, 5.25%, 12/01/55	3,500	3,784,655

		18,422,330
Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,332,490

Texas — 11.7%
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 03/01/37	2,345	2,613,807
City of Houston Texas Airport System Revenue, Refunding ARB, Series D, 5.00%, 07/01/37(b)	2,010	2,307,862
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 05/15/19(a)	6,345	6,565,616
6.00%, 11/15/35	355	367,457

Security	Par (000)	Value
Texas (continued)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 01/01/19(a)	$620	$633,175
6.50%, 07/01/37	2,380	2,426,767
Dallas Texas Area Rapid Transit, Refunding RB, Senior Lien(a):
5.25%, 12/01/18	2,605	2,638,683
5.25%, 12/01/18	1,950	1,975,213
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,615	1,709,913
Series H, 5.00%, 11/01/37	1,810	1,942,021
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,451,097
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 09/01/21(a)	5,480	6,058,798
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series K-2 (AGC), 6.00%, 01/01/19(a)	1,000	1,019,190
1st Tier-Series A, 5.00%, 01/01/43	1,515	1,714,056
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	1,070	1,193,136

		35,616,791
Vermont — 0.9%
University of Vermont & State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,869,012

Virginia — 2.5%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	945	1,026,676
State of Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18(a)	2,195	2,232,754
Virginia Small Business Financing Authority, RB, Transform 66 P3 Project, AMT, 5.00%, 12/31/49	4,000	4,378,840

		7,638,270
Washington — 6.4%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 02/01/21(a)	2,400	2,605,608
Port of Seattle Washington, ARB, Intermediate Lien, Series C, AMT:
5.00%, 05/01/37	2,485	2,787,524
5.00%, 05/01/42	660	736,646
State of Washington, COP, Series B:
5.00%, 07/01/36	1,000	1,159,230
5.00%, 07/01/38	1,155	1,330,398
State of Washington, GO:
Series C, 5.00%, 02/01/36	7,565	8,773,433
Various Purposes, Series B, 5.25%, 02/01/21(a)	1,865	2,024,775

		19,417,614
Wyoming — 0.2%
State of Wyoming Municipal Power Agency, Inc., Refunding RB, Series A (BAM), 5.00%, 01/01/42	570	636,234

Total Municipal Bonds — 130.5% (Cost — $377,820,325)		398,398,533

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	7,499	8,518,262

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$3,061	$3,417,691

District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(a)(d)	1,699	1,711,485

Illinois — 4.3%
City of Chicago Illionis Waterworks Revenue, Refunding RB, Water Revenue Project (AGM), 2nd Lien:
2017, 5.25%, 11/01/18(a)	2,628	2,650,427
2017, 5.25%, 11/01/33	763	769,186
5.25%, 11/01/18(a)	576	580,730
State of Illinois Toll Highway Authority, RB:
Series A, 5.00%, 01/01/40	1,980	2,190,374
Series B, 5.00%, 01/01/40	6,148	6,832,685

		13,023,402
Maryland — 0.9%
City of Baltimore Maryland, RB, Wastewater Project, Series A, 5.00%, 07/01/46	2,499	2,829,157

Nevada — 2.8%
County of Clark Nevada Water Reclamation District, GO, Series B, 5.50%, 07/01/19(a)	8,247	8,546,376

New Jersey — 1.6%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	3,399	3,441,551
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(d)	1,500	1,564,284

		5,005,835
New York — 7.2%
City of New York Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,485,520
City of New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 01/15/39	2,300	2,336,581
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,515	8,227,437
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(d)	4,400	4,888,596

		21,938,134
Pennsylvania — 1.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(d)	3,600	3,673,224
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,185,682

		5,858,906

Security	Par (000)	Value
Texas — 1.5%
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	$4,296	$4,667,317

Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(a)	2,504	2,592,522

Virginia — 1.4%
County of Fairfax Virginia EDA, RB, Metrorail Parking System Project, 5.00%, 04/01/47(d)	3,720	4,228,189

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.0% (Cost — $80,086,559)		82,337,276

Total Long-Term Investments — 157.5% (Cost — $457,906,884)		480,735,809

	Shares
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(e)(f)	2,901,453	2,902,034

Total Short-Term Securities — 0.9% (Cost — $2,901,745)		2,902,034

Total Investments — 158.4% (Cost — $460,808,629)		483,637,843
Other Assets Less Liabilities — 0.4%		1,299,747
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.9)%		(48,670,550)
VMTP Shares at Liquidation Value — (42.9)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$305,267,040

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)	When-issued security.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expires between October 1, 2018 to March 1, 2026, is $8,657,458. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	327,393	2,574,060	2,901,453	$2,902,034	$26,455	$2,754	$289

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	33	09/19/18	$3,941	$28,302
Long U.S. Treasury Bond	48	09/19/18	6,863	29,899
5-Year U.S. Treasury Note	35	09/28/18	3,959	16,253

				$74,454

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$74,454	$—	$74,454

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,205,493	$—	$1,205,493

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$95,462	$—	$95,462

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$18,286,033

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$480,735,809	$—	$480,735,809
Short-Term Securities	2,902,034	—	—	2,902,034

	$2,902,034	$480,735,809	$—	$483,637,843

Derivative Financial Instruments (b)
Assets:
Interest rate contracts	$74,454	$—	$—	$74,454

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(48,546,402)	$—	$(48,546,402)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(179,546,402)	$—	$(179,546,402)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments July 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 90.8%

California — 90.8%
Corporate — 1.3%
California Pollution Control Financing Authority, RB, San Jose Water Company Project, AMT, 4.75%, 11/01/46	$4,000	$4,298,920
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 02/15/34	2,435	2,517,814

		6,816,734
County/City/Special District/School District — 29.6%
Chaffey Joint Union High School District, GO, CAB, Election of 2012, Series C(a):
0.00%, 08/01/32	250	150,710
0.00%, 08/01/33	500	286,480
0.00%, 08/01/34	505	275,801
0.00%, 08/01/35	545	283,852
0.00%, 08/01/36	500	248,125
0.00%, 08/01/37	650	307,359
0.00%, 08/01/38	630	284,193
0.00%, 08/01/39	750	322,965
0.00%, 08/01/40	1,850	761,183
0.00%, 08/01/41	305	120,085
0.00%, 02/01/42	350	134,575
City & County of San Francisco California, COP, Port Facilities Project, Series C, AMT, 5.25%, 03/01/32	1,050	1,166,529
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 02/01/19(b)	2,000	2,047,340
County of Orange California Sanitation District, COP, Series A, 5.00%, 02/01/19(b)	2,500	2,547,450
County of Orange California Water District, COP, Refunding, 5.25%, 08/15/19(b)	9,045	9,410,508
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,755	3,062,430
El Monte City School District, GO, Los Angeles Country, California Series B, 5.50%, 08/01/46	4,265	5,091,728
Fowler Unified School District, GO, Election of 2016, Series A (BAM), 5.25%, 08/01/46	3,700	4,323,598
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/37	2,725	3,102,440
Gavilan Joint Community College District, GO, Election of 2004, Series D(b):
5.50%, 08/01/21	2,165	2,413,152
5.75%, 08/01/21	8,400	9,424,044
Grossmont California Healthcare District, GO, Election of 2006, Series B, 6.13%, 07/15/21(b)	2,500	2,823,425
Grossmont California Union High School District, GO, Election of 2008, Series C, 5.50%, 08/01/21(b)	1,880	2,095,486
Imperial Irrigation District, Series A, Electric System Revenue, 5.13%, 11/01/18(b)	915	923,839
Kern Community College District, GO, Safety Repair & Improvements, Series C, 5.25%, 11/01/32	5,715	6,614,084
Los Angeles Municipal Improvement Corp., Refunding LRB, Real Property, Series B (AGC), 5.50%, 04/01/19(b)	2,075	2,133,639
Mount San Antonio Community College District, GO, Refunding, Election of 2008, Series A, 5.00%, 08/01/34	4,500	5,090,895
Ohlone Community College District, GO, Election of 2010, Series A, 5.25%, 08/01/21(b)	8,140	9,013,666
Orchard School District, GO, Election of 2001, Series A (AGC), 5.00%, 08/01/19(b)	7,490	7,759,116
Perris Union High School District, GO, Election of 2012, Series B (BAM), 5.25%, 09/01/39	2,715	3,122,549
Riverside County Public Financing Authority, Tax Allocation Bonds, Series A (BAM), 4.00%, 10/01/40	2,455	2,517,455

Security	Par (000)	Value
County/City/Special District/School District (continued)
RNR School Financing Authority, Special Tax Bonds, Community Facilities Distric No. 92-1, Series A (BAM):
5.00%, 09/01/37	$1,500	$1,697,715
5.00%, 09/01/41	3,000	3,377,190
San Benito High School District, GO, Election of 2016, 4.00%, 08/01/48(c)	5,000	5,128,350
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 05/01/36	2,570	2,578,070
5.75%, 05/01/42	4,500	4,928,490
San Jose California Financing Authority, Refunding LRB, Civic Center Project, Series A:
5.00%, 06/01/32	3,375	3,789,247
5.00%, 06/01/39	5,800	6,461,316
San Juan Unified School District, GO, Election of 2002 (AGM), 5.00%, 08/01/20(b)	6,475	6,924,559
San Leandro California Unified School District, GO, Election of 2010, Series A, 5.75%, 08/01/41	3,000	3,321,090
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 09/01/19(b)	5,600	5,862,752
Walnut Valley Unified School District, GO, Election of 2007, Series B, 5.75%, 08/01/21(b)	7,680	8,616,269
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,891,012
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 08/01/21(b)	6,140	6,799,006
Election of 2010, Series B, 5.50%, 08/01/39	3,000	3,449,220
Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,874,350

		155,557,337
Education — 8.0%
California Municipal Finance Authority, RB, Emerson College, 6.00%, 01/01/22(b)	2,750	3,140,555
California Municipal Finance Authority, Refunding RB, University of La Verne, Series A, 5.00%, 06/01/36	1,150	1,302,421
California School Finance Authority, RB, Alliance for College-Ready Public Schools Projects, Series A, 5.00%, 07/01/36(d)	755	812,463
California School Finance Authority, Refunding RB, Aspire Public Schools — Obligated Group, 5.00%, 08/01/46(d)	1,250	1,333,488
California State University, Refunding RB, System Wide, Series A, 5.00%, 11/01/50(c)	12,635	14,655,968
California Statewide Communities Development Authority, RB,University of California, Irvine East Campus, Series A, 5.00%, 05/15/37	4,635	5,220,215
California Statewide Communities Development Authority, Refunding RB:
CHF-Irvine LLC, 5.00%, 05/15/33	2,625	2,946,326
CHF-Irvine LLC, 5.00%, 05/15/40	2,250	2,497,590
University of California, RB, 5.25%, 05/15/36	3,680	4,239,029
University of California, Refunding RB, General, Series AZ, 5.25%, 05/15/58	5,000	5,882,750

		42,030,805
Health — 11.9%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	10,000	11,023,200
Providence Health Services, Series B, 5.50%, 10/01/39	4,205	4,391,744
Sutter Health, Series B, 6.00%, 08/15/20(b)	7,715	8,415,136
California Health Facilities Financing Authority, Refunding RB, Series A:
Adventist Health System West, 4.00%, 03/01/43	855	871,835
Catholic Healthcare West, 6.00%, 07/01/19(b)	5,500	5,734,025
Dignity Health, 6.00%, 07/01/19(b)	2,370	2,470,844

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Health (continued)
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	$4,000	$4,428,440
California Statewide Communities Development Authority, RB:
Green Bond, Marin General Hospital, 4.00%, 08/01/45	2,500	2,540,775
Viamonte Senior Living 1 Project Inc., Series S, 4.00%, 07/01/47	1,585	1,628,096
California Statewide Communities Development Authority, RB:
Huntington Memorial Hospital Project, 4.00%, 07/01/48	1,780	1,803,247
Sutter Health, Series A, 6.00%, 08/15/20(b)	5,130	5,590,110
California Statewide Communities Development Authority, Refunding RB:
Front Porch Communities and Services, 4.00%, 04/01/42	2,595	2,632,913
Front Porch Communities and Services, 4.00%, 04/01/47	4,820	4,865,549
John Muir Health, Series A, 4.00%, 12/01/57	3,250	3,271,158
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	2,860	3,143,769

		62,810,841
State — 6.5%
State of California, GO:
Various Purposes, 6.00%, 04/01/19(b)	4,910	5,064,960
6.00%, 04/01/38	8,970	9,228,784
6.00%, 03/01/33	5,500	5,878,785
6.00%, 11/01/39	3,510	3,699,856
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 04/01/19(b)	3,670	3,797,900
Various Capital Projects, Series I, 5.50%, 11/01/33	2,575	2,973,121
Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/19(b)	3,365	3,563,400

		34,206,806
Tobacco — 2.2%
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1:
5.00%, 06/01/35	6,500	7,350,980
3.50%, 06/01/36	3,255	3,272,902
San Diego Tobacco Settlement Revenue Funding Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/32	840	862,672

		11,486,554
Transportation — 20.8%
Alameda Corridor Transportation Authority, Refunding RB, 2nd Subordinate Lien, Series B, 5.00%, 10/01/35	1,500	1,685,700
California Municipal Finance Authority, ARB, Senior Lien-Linxs APM Project, AMT:
4.00%, 12/31/47	7,500	7,486,875
5.00%, 12/31/47	6,500	7,252,700
City & County of San Francisco California Airports Commission, ARB, Special Facility Lease, SFO Fuel, Series A, AMT (AGM):
6.10%, 01/01/20	375	376,313
6.13%, 01/01/27	985	988,595
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.25%, 05/01/33	1,900	2,123,421
5.00%, 05/01/40	3,785	4,177,505
5.00%, 05/01/44	2,660	2,929,963
City & County of San Francisco California Airports Commission, Refunding RB:
Second Series E, 6.00%, 05/01/19(b)	745	770,993
Second Series E, 6.00%, 05/01/39	8,905	9,204,831
Series A, AMT, 5.00%, 05/01/47	7,715	8,635,631

Security	Par (000)	Value
Transportation (continued)
City of Los Angeles California Department of Airports, ARB:
Los Angeles International Airoport, Sub-Series B, 5.00%, 05/15/40	$2,500	$2,637,650
Series D, AMT, 5.00%, 05/15/35	2,000	2,247,780
Series D, AMT, 5.00%, 05/15/36	1,500	1,682,895
Sub-Series A, AMT, 5.00%, 05/15/47	2,990	3,348,172
City of Los Angeles California Department of Airports, RB, Subordinate, Series C, AMT, 5.00%, 05/15/44(c)	3,215	3,626,359
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.25%, 05/15/29	4,760	4,896,945
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/41	3,075	3,453,010
Series A, 5.00%, 03/01/47	6,770	7,564,798
Series A-1, 6.25%, 03/01/34	1,400	1,553,748
County of Sacramento California Airport System Revenue, Refunding ARB:
Airport System Subordinate Revenue, Sub-Series B, 5.00%, 07/01/41	1,750	1,980,405
Senior Series A, 5.00%, 07/01/41	2,500	2,838,525
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	5,135,715
County of San Diego California Regional Airport Authority, Refunding ARB, Series B, 5.00%, 07/01/40	6,350	6,721,856
County of San Diego Regional Airport Authority, ARB, Subordinate, Series B, AMT, 5.00%, 07/01/42	6,500	7,299,110
Los Angeles Harbor Department, RB, Series B, 5.25%, 08/01/19(b)	2,760	2,867,392
Port of Los Angeles California Harbor Department, RB, Series B, 5.25%, 08/01/19(b)	5,530	5,745,172
Port of Los Angeles California Harbor Department, Refunding RB, Series A, AMT, 5.00%, 08/01/44	200	223,200

		109,455,259
Utilities — 10.5%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 04/01/21(b)	5,000	5,499,850
City of Los Angeles California Department of Water & Power, Refunding RB, Water System, Series A, 5.25%, 07/01/39	8,000	8,682,640
City of Los Angeles California Wastewater System Revenue, Refunding RB, Sub-Series A:
5.00%, 06/01/20(b)	1,325	1,407,653
5.00%, 06/01/28	675	714,967
City of San Francisco California Public Utilities Commission Water Revenue, RB, Sub-Series A, 5.00%, 11/01/37	10,000	10,935,100
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, Series A:
5.25%, 11/01/19(b)	6,280	6,582,570
5.00%, 11/01/36	3,335	3,845,122
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	4,000	4,433,320
East Bay California Municipal Utility District Water System Revenue, Refunding RB, Sub-Series A, 5.00%, 06/01/20(b)	5,000	5,321,300
El Dorado Irrigation District/El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 03/01/39	5,000	5,675,700
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A, 5.25%, 05/15/19(b)	2,000	2,062,500

		55,160,722

Total Municipal Bonds — 90.8% (Cost — $455,876,262)		477,525,058

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 82.6%
County/City/Special District/School District — 26.4%
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	$10,000	$11,538,700
County of San Luis California Obispo Community College District, GO, Refunding Election of 2014, Series A, 4.00%, 08/01/40	6,585	6,856,803
County of San Mateo California Community College District, GO, Election of 2014, Series A, 5.00%, 09/01/45	17,615	20,125,650
Fremont Union High School District, GO, Refunding Series A, 4.00%, 08/01/46	5,000	5,215,100
Los Angeles California Unified School District, GO, Series I, 5.00%, 01/01/34	5,000	5,150,925
Los Angeles Community College District California, GO, Election of 2003, Series F-1, 5.00%, 08/01/18(b)	12,000	12,000,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	9,596	10,035,514
Los Angeles County Facilities Inc., RB, Vermont Corridor County Administration Building, Series A, 5.00%, 12/01/51(c)(f)	11,420	13,116,878
Los Angeles Unified School District California, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	7,075	8,432,447
Palomar Community College Distric, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,300,705
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2, Series A, 5.00%, 10/01/43	10,005	11,402,965
West Valley-Mission Community College District, GO, Election of 2012, Series B, 4.00%, 08/01/40	17,000	17,758,455

		138,934,142
Education — 13.8%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	13,002	14,742,319
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 08/01/20(b)	11,000	11,740,025
University of California, RB:
Series AM, 5.25%, 05/15/44	9,210	10,553,969
Series O, 5.75%, 05/15/19(b)	11,193	11,578,617
University of California, Refunding RB, Series I, 5.00%, 05/15/40	21,105	24,002,239

		72,617,169
Health — 19.0%
California Health Facilities Financing Authority, Refunding RB, Kaiser Permanent, Sub-Series A-2, 4.00%, 11/01/44	13,280	13,689,555
California Health Facilities Financing Authority, RB:
Lucile Salter Packard Children’s Hospital at Stanford, 5.00%, 11/15/56	6,000	6,763,760
Sutter Health, Series A, 4.00%, 11/15/42	7,500	7,743,775
Sutter Health, Series A, 5.00%, 08/15/52	10,000	10,877,750
California Health Facilities Financing Authority, Refunding RB:
Lucile Salter Packard Children’s Hospital, Series B, 5.00%, 08/15/55	4,500	5,022,630
Providence St. Joseph Health, Series A, 4.00%, 10/01/47	6,018	6,173,600
Sutter Health, Series A, 5.00%, 08/15/43	24,940	27,938,536
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	19,860	21,628,334

		99,837,940
State — 0.7%
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,498,000

Transportation — 9.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge(f):
4.00%, 04/01/42	11,250	11,795,545
4.00%, 04/01/49	6,555	6,772,888

Security	Par (000)	Value
Transportation (continued)
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/46	$5,000	$5,548,550
Series D, 5.00%, 05/15/41	13,311	14,851,764
City of Los Angeles California Department of Airports, RB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/41	3,641	4,054,667
Senior Revenue, Series A, 5.00%, 05/15/40	5,500	6,141,383

		49,164,797
Utilities — 13.3%
Anaheim Public Financing Authority, Refunding RB, Anaheim Convention Center Expansion Project, Series A:
5.00%, 05/01/39	6,000	6,734,880
5.00%, 05/01/46	13,500	15,077,475
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19(b)	4,380	4,575,282
City of Los Angeles California Wastewater System Revenue, RB, Green Bonds, Series A, 5.00%, 06/01/44	6,290	7,153,617
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	17,484,681
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,567,822
Rancho Water District Financing Authority, Refunding RB, Series A (AGM)(b):
5.00%, 08/01/18	3,729	3,728,790
5.00%, 08/01/18	5,548	5,547,961

		69,870,508

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 82.6% (Cost — $424,597,031)		433,922,556

Total Long-Term Investments — 173.4% (Cost — $880,473,293)		911,447,614

	Shares
Short-Term Securities — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(g)(h)	349,727	349,797

Total Short-Term Securities — 0.1% (Cost — $349,772)		349,797

Total Investments — 173.5% (Cost — $880,823,065)		911,797,411
Liabilities in Excess of Other Assets — (0.9)%		(4,576,094)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (41.0)%		(215,449,761)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.6)%		(166,239,598)

Net Assets — 100.0%		$525,531,958

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA)

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to June 1, 2026 is $25,985,300. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	545,574	(195,847)	349,727	$349,797	$29,655	$(50)	$(29)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	126	09/19/18	$15,047	$51,977
Long U.S. Treasury Bond	196	09/19/18	28,022	5,552
5-Year U.S. Treasury Note	13	09/28/18	1,471	10,132

				$67,661

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$67,661	$—	$67,661

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,023,214	$—	$3,023,214

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$143,994	$—	$143,994

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$46,974,422

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$911,447,614	$—	$911,447,614
Short-Term Securities	349,797	—	—	349,797

	$349,797	$911,447,614	$—	$911,797,411

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$67,661	$—	$—	$67,661

	$67,661	$—	$—	$67,661

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(214,550,309)	$—	$(214,550,309)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(381,050,309)	$—	$(381,050,309)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 125.9%

New York — 125.7%
Corporate — 3.4%
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/28	$930	$991,101
County of Onondaga New York Industrial Development Agency, RB, Bristol-Meyers Squibb Co. Project, AMT, 5.75%, 03/01/24	2,500	2,895,300
New York Liberty Development Corp., Refunding RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	12,070	14,830,409

		18,716,810
County/City/Special District/School District — 17.8%
City of New York, GO, Refunding, Series E, 5.50%, 08/01/25	5,435	6,310,089
City of New York, GO:
Series A-1, 5.00%, 08/01/35	1,950	2,103,992
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,352,525
Sub-Series D-1, Fiscal 2014, 5.00%, 08/01/31	1,300	1,459,575
City of New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B, 0.00%, 11/15/46(a)	4,000	1,258,560
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured,
5.00%, 11/15/40	7,370	8,317,635
5.00%, 11/15/45	13,995	15,707,008
City of New York Industrial Development Agency, RB, PILOT:
(AMBAC), 5.00%, 01/01/39	1,750	1,773,625
Queens Baseball Stadium (AGC), 6.38%, 01/01/39	1,000	1,019,050
City of New York Industrial Development Agency, RB, PILOT, Yankee Stadium Project (NPFGC), 5.00%, 03/01/46	9,650	9,704,619
City of New York New York, GO:
Sub-Series D-1, 5.00%, 10/01/33	8,350	9,063,173
Refunding, Fiscal 2012, Series I, 5.00%, 08/01/32	490	539,265
Refunding, Fiscal 2014, Series E, 5.00%, 08/01/32	2,040	2,288,370
City of New York New York Convention Center Development Corp., RB, CAB, Sub Lien, Hotel Unit Fee, Series B (AGM), 0.00%, 11/15/56(a)	7,825	1,569,852
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/39(a)	5,000	2,226,400
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 03/01/43(a)	4,330	1,581,403
Queens Baseball Stadium (AMBAC), 5.00%, 01/01/36	6,400	6,417,024
Yankee Stadium Project (NPFGC), 5.00%, 03/01/36	2,250	2,254,140
County of Erie New York Fiscal Stability Authority, RB, Sales Tax and State Aid Secured Refunding Bonds, Series D:
5.00%, 09/01/35	335	390,801
5.00%, 09/01/36	300	348,930
5.00%, 09/01/37	335	389,059
5.00%, 09/01/38	515	597,220
5.00%, 09/01/39	410	474,042
County of Nassau New York, GO, Series A, 5.00%, 01/15/31	1,770	2,029,694
Hudson Yards Infrastructure Corp., Refunding RB, Series A:
2nd Indenture, 5.00%, 02/15/45	2,150	2,433,628
5.00%, 02/15/37	610	695,845
New York Liberty Development Corp., Refunding RB:
4 World Trade Center Project, 5.00%, 11/15/31	2,570	2,797,676
4 World Trade Center Project, 5.00%, 11/15/44	2,000	2,160,660

Security	Par (000)	Value
County/City/Special District/School District (continued)
4 World Trade Center Project, 5.75%, 11/15/51	$3,000	$3,339,750
7 World Trade Center Project, Class 1, 4.00%, 09/15/35	1,090	1,139,671
7 World Trade Center Project, Class 2, 5.00%, 09/15/43	3,725	4,019,759

		96,763,040
Education — 23.8%
Albany Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A:
5.00%, 12/01/31	250	274,990
5.00%, 12/01/32	100	109,636
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/20(b)	2,000	2,125,920
Build NYC Resource Corp., Refunding RB:
City University Queens College, Series A, 5.00%, 06/01/43	525	582,839
Manhattan College Project, 5.00%, 08/01/35	545	616,166
Manhattan College Project, 4.00%, 08/01/42	975	989,001
City of Albany New York Capital Resource Corp., Refunding RB, Albany College of Pharmacy and Health Sciences, Series A, 4.00%, 12/01/34	110	111,532
City of New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/37	2,265	2,543,980
Carnegie Hall, 4.75%, 12/01/39	3,550	3,665,126
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of Natural History, 5.00%, 07/01/41	825	924,701
Carnegie Hall, 5.00%, 12/01/39	2,150	2,235,376
Wildlife Conservation Society, 5.00%, 08/01/42	750	827,918
City of New York Trust for Cultural Resources, Refunding RB, Museum of Modern Art, Series 1A, 5.00%, 10/01/18(b)	1,000	1,006,230
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 09/01/40	5,740	6,026,770
Counties of Buffalo & Erie New York Industrial Development Agency, RB, City School District of Buffalo Project, Series A:
5.25%, 05/01/31	2,305	2,512,611
5.25%, 05/01/32	1,000	1,084,470
Counties of Buffalo & Erie New York Industrial Development Agency, Refunding RB, City School District of Buffalo Project:
5.00%, 05/01/28	750	876,803
Series A, 5.00%, 05/01/29	4,060	4,731,768
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	1,040	1,125,228
County of Dutchess New York Local Development Corp., Refunding RB, Vassar College Project:
5.00%, 07/01/42	1,180	1,344,539
4.00%, 07/01/46	2,235	2,300,865
County of Madison New York Capital Resource Corp., RB, Colgate University Project, Series B:
5.00%, 07/01/40	815	909,067
5.00%, 07/01/43	2,940	3,265,840
County of Monroe New York Industrial Development Corp., RB, University of Rochester Project, Series B, 4.50%, 07/01/21(b)	3,885	4,191,760

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education (continued)
County of Monroe New York Industrial Development Corp., Refunding RB:
Nazareth College of Rochester Project, 4.00%, 10/01/47	$350	$344,061
University of Rochester Project, Series A, 5.00%, 07/01/23(b)	1,440	1,647,000
University of Rochester Project, Series A, 4.00%, 07/01/39	500	517,400
University of Rochester Project, Series C, 4.00%, 07/01/43	1,000	1,037,980
County of Onondaga New York, RB, Syracuse University Project:
5.00%, 12/01/30	1,190	1,304,038
5.00%, 12/01/36	1,150	1,250,130
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 09/01/41	500	543,750
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM)(b):
5.25%, 01/01/21	860	931,045
5.50%, 01/01/21	500	544,245
County of Tompkins New York Industrial Development Agency, RB, Civic Facility Cornell University Project, Series A, 5.00%, 07/01/37	675	713,482
State of New York Dormitory Authority, RB:
Convent of the Sacred Heart (AGM), 5.75%, 11/01/40	2,075	2,269,676
Fordham University, Series A, 5.00%, 07/01/21(b)	325	355,261
Fordham University, Series A, 5.50%, 07/01/21(b)	1,550	1,716,268
New School (AGM), 5.50%, 07/01/20(b)	4,050	4,340,142
New York University Mount Sinai School of Medicine, 5.13%, 07/01/19(b)	665	686,293
New York University, Series 1 (AMBAC), 5.50%, 07/01/40	4,580	5,983,633
New York University, Series B, 5.00%, 07/01/19(b)	1,000	1,031,820
New York University, Series B, 5.00%, 07/01/37	600	658,638
New York University, Series B, 5.00%, 07/01/42	3,240	3,547,768
State University Dormitory Facilities, Series A, 5.00%, 07/01/35	800	845,760
State University Dormitory Facilities, Series A, 5.00%, 07/01/40	2,035	2,145,887
State University Dormitory Facilities, Series A, 5.00%, 07/01/41	1,500	1,616,565
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 05/15/29	1,000	1,101,920
Barnard College, Series A, 5.00%, 07/01/34	1,150	1,303,364
Barnard College, Series A, 4.00%, 07/01/37	240	247,306
Barnard College, Series A, 5.00%, 07/01/43	2,500	2,783,625
Columbia University, Series B, 5.00%, 10/01/38	2,115	2,486,902
Cornell University, Series A, 5.00%, 07/01/40	700	740,719
Fordham University, 5.00%, 07/01/44	2,130	2,359,231
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/35	1,380	1,530,227
New York University, Series A, 5.00%, 07/01/31	3,955	4,352,438
New York University, Series A, 5.00%, 07/01/37(c)	4,775	5,241,661
Pratt Institute, 5.00%, 07/01/46	910	1,011,592
Rochester Institute of Technology, 5.00%, 07/01/42	750	816,848
St. John’s University, Series A, 5.00%, 07/01/37	2,240	2,500,019
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	4,195	4,770,973
State University Dormitory Facilities, Series A, 5.25%, 07/01/31	8,735	9,925,668
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	1,490	1,617,022

Security	Par (000)	Value
Education (continued)
State University Dormitory Facilities, Series A, 5.00%, 07/01/42	$2,315	$2,633,961
State University Dormitory Facilities, Series B, 5.00%, 07/01/32	500	571,060
State University Dormitory Facilities, Series B, 5.00%, 07/01/33	1,140	1,297,400
State University of New York Dormitory Facilities, Series A, 5.00%, 07/01/38	1,475	1,684,361
Town of Hempstead New York Local Development Corp., Refunding RB, Hofstra University Project, 5.00%, 07/01/47	1,645	1,847,236

		129,237,511
Health — 9.1%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 02/15/30	2,200	2,298,648
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC):
5.50%, 04/01/34	490	525,158
5.50%, 04/01/30	250	267,938
County of Dutchess New York Local Development Corp., RB, Health Quest Systems, Inc., Series B, 4.00%, 07/01/41	2,505	2,516,748
County of Monroe New York Industrial Development Corp., RB, Rochester General Hospital Project:
4.00%, 12/01/41	800	802,216
5.00%, 12/01/46	1,280	1,400,218
Series A, 5.00%, 12/01/32	830	903,248
Series A, 5.00%, 12/01/37	350	378,067
County of Monroe New York Industrial Development Corp., Refunding RB, Unity Hospital of Rochester Project (FHA), 5.50%, 08/15/40	5,650	6,132,227
County of Suffolk New York EDC, RB, Catholic Health Services, Series C, 5.00%, 07/01/32	625	681,994
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A, 5.00%, 11/01/30	1,790	1,901,607
State of New York Dormitory Authority, RB:
Healthcare, Series A, 5.00%, 03/15/19(b)	2,000	2,044,600
New York University Hospitals Center, Series A, 5.75%, 07/01/20(b)	3,450	3,709,923
New York University Hospitals Center, Series A, 6.00%, 07/01/20(b)	1,100	1,188,033
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 05/01/19(b)	2,075	2,138,453
North Shore-Long Island Jewish Obligated Group, Series C, 4.25%, 05/01/39	1,000	1,044,310
North Shore-Long Island Jewish Obligated Group, Series D, 4.25%, 05/01/39	300	313,293
State of New York Dormitory Authority, Refunding RB:
Memorial Sloan-Kettering Cancer Center, Series 1, 5.00%, 07/01/42	2,625	2,986,672
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	4,000	4,349,360
North Shore-Long Island Jewish Obligated Group, Series A, 5.25%, 05/01/21(b)	9,220	10,086,864
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	3,525	3,959,456

		49,629,033
Housing — 2.9%
City of New York Housing Development Corp., RB, M/F Housing, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 07/01/32	6,865	7,545,871
5.00%, 07/01/33	1,675	1,815,800

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Housing (continued)
City of New York Housing Development Corp., Refunding RB, M/F Housing, 8 Spruce Street, Class F, 4.50%, 02/15/48	$1,230	$1,277,908
City of Yonkers New York Industrial Development Agency, RB, Monastery Manor Associates LP Project, Series A, AMT (SONYMA), 5.25%, 04/01/37	2,445	2,452,335
State of New York HFA, RB, M/F Housing:
Affordable Series B (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 11/01/42	1,045	1,069,443
St. Philip’s Housing, Series A, AMT, 4.65%, 11/15/38	1,500	1,500,885

		15,662,242
State — 20.9%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Sub-Series B-1:
Series S-1 (AGC), 5.50%, 07/15/38	6,000	6,017,940
Series S-4 (AGC), 5.50%, 01/15/39	1,500	1,526,205
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series A-1, 5.00%, 11/01/38	1,000	1,115,410
Fiscal 2016, 5.00%, 11/01/38	4,000	4,539,720
Sub Series A-3, 5.00%, 08/01/41	5,495	6,262,981
5.00%, 11/01/35	2,510	2,826,712
City of New York Transitional Finance Authority, BARB, Fiscal 2018:
Fiscal 2009, Series S-4 (AGC), 5.50%, 01/15/33	5,500	5,601,365
Fiscal 2015, Series S-1, 5.00%, 07/15/37	2,000	2,233,060
City of New York Transitional Finance Authority, Refunding RB:
Series S-1, 5.00%, 07/15/35	1,455	1,668,434
Series S-2, 5.00%, 07/15/35	1,455	1,668,434
City of New York Transitional Finance Authority Building Aid Revenue, RB:
Series S-1, 5.00%, 07/15/37	2,160	2,431,210
Series S-3, 5.25%, 07/15/36	1,910	2,271,945
City of New York Transitional Finance Authority Future Tax Secured, RB:
Fiscal 2014, Sub-Series B-1, 5.00%, 11/01/36	1,690	1,900,354
Series A-2, 5.00%, 08/01/39	2,555	2,916,379
Sub-Series F-1, 5.00%, 05/01/39	5,130	5,837,837
Subordinate, Sub-Series C-3, 4.00%, 05/01/42	3,320	3,436,499
City of New York Transitional Finance Authority Future Tax Secured, Refunding RB, Series C, 5.00%, 11/01/30	1,470	1,684,047
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund:
Series B, 5.00%, 11/15/19(b)	1,500	1,567,185
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,905,956
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 4.00%, 10/15/32	3,835	4,140,611
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/43	1,560	1,793,657
Bid Group 4, Series C, 5.00%, 03/15/37	1,610	1,862,706
Bid Group 4, Series C, 4.00%, 03/15/44	3,810	3,939,121
General Purpose, Series A, 5.00%, 02/15/36	5,500	6,078,655
General Purpose, Series B, 5.00%, 03/15/37	1,000	1,089,960
General Purpose, Series B, 5.00%, 03/15/42	7,500	8,155,650
Group 4, Series A, 5.00%, 03/15/45	3,335	3,828,547
Group B, State Sales Tax, Series A, 5.00%, 03/15/39	520	594,636
Master BOCES Program Lease (AGC), 5.00%, 08/15/19(b)	1,750	1,813,840
Sales tax, Group B, Series A, 5.00%, 03/15/38	3,245	3,716,044
Sales Tax, Series A, 5.00%, 03/15/37	2,695	3,094,992
Series A, 5.00%, 02/15/42	3,000	3,386,760
Series B, 5.00%, 03/15/37	2,000	2,271,100
State Personal Income Tax, Series A, 5.00%, 02/15/43	1,000	1,096,220

Security	Par (000)	Value
State (continued)
State of New York Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 02/15/38	$4,630	$5,266,671
State of New York Urban Development Corp., RB, State Personal Income Tax, Series C, 5.00%, 03/15/32	2,000	2,229,740

		113,770,583
Tobacco — 2.4%
Counties of New York Tobacco Trust VI, Refunding RB, Tobacco Settlement Pass-Through:
Series A, 5.00%, 06/01/41	425	460,738
Series A-2B, 5.00%, 06/01/51	800	834,152
Series B, 5.00%, 06/01/45	1,820	1,938,700
County of Chautauqua New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 4.75%, 06/01/39	2,190	2,210,958
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed:
5.25%, 05/15/34	1,650	1,778,453
5.25%, 05/15/40	2,250	2,405,835
Westchester New York Tobacco Asset Securitization, Refunding RB, Tobacco Settlement Bonds, Sub-Series C, 4.00%, 06/01/42	3,325	3,254,743

		12,883,579
Transportation — 29.5%
Buffalo & Fort Erie Public Bridge Authority, RB, Toll Bridge System:
5.00%, 01/01/42	1,440	1,626,437
5.00%, 01/01/47	105	118,183
Metropolitan Transportation Authority, RB:
Green Bonds, Series A, 5.00%, 11/15/42	3,500	3,981,915
Series A, 5.00%, 11/15/21(b)	1,000	1,104,000
Series A, 5.00%, 05/15/23(b)	1,000	1,141,150
Series A-1, 5.25%, 11/15/23(b)	2,565	2,988,122
Series A-1, 5.25%, 11/15/23(b)	2,840	3,308,486
Series C, 6.50%, 11/15/28	615	623,690
Series D, 5.25%, 11/15/21(b)	765	850,642
Series E, 5.00%, 11/15/38	7,785	8,576,501
Series E, 5.00%, 11/15/43	4,000	4,375,920
Series H, 5.00%, 11/15/22(b)	930	1,050,974
Series H, 5.00%, 11/15/31	760	839,025
Sub-Series A-1, 5.00%, 11/15/45	2,050	2,270,744
Sub-Series B, 5.00%, 11/15/23(b)	3,250	3,745,495
Metropolitan Transportation Authority, Refunding RB:
Green Bond, SubSeries B-1, 5.00%, 11/15/51	2,815	3,168,029
Green Bonds, Climate Bond Certified, Sub-Series B-2, 4.00%, 11/15/34	3,000	3,169,140
Green Bonds, Series A-1, 5.00%, 11/15/41	2,450	2,732,019
Green Bonds, Series A-1, 5.25%, 11/15/56	2,610	2,926,358
Green Bonds, Series A-1, 5.25%, 11/15/57	1,795	2,036,553
Series B, 5.00%, 11/15/37	2,120	2,395,727
Series D, 5.25%, 11/15/20(b)	1,000	1,081,350
Series D, 5.25%, 11/15/21(b)	2,685	2,985,586
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A:
5.00%, 11/15/56	5,655	6,111,867
5.00%, 11/15/51	480	510,427
New York Liberty Development Corp., RB, World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	3,500	3,837,575
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT:
5.00%, 07/01/46	6,615	7,082,350
5.25%, 01/01/50	7,305	7,909,343
(AGM), 4.00%, 07/01/41	1,575	1,587,348

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Transportation (continued)
Niagara Falls Bridge Commission, Refunding RB, Toll Bridge System, Series A (AGC), 4.00%, 10/01/19	$820	$832,136
Port Authority of New York & New Jersey, ARB:
Consolidated, 163rd Series, 5.00%, 07/15/35	2,500	2,654,300
Consolidated, 169th Series, 5.00%, 10/15/41	1,000	1,075,490
Consolidated, 183rd Series, 4.00%, 06/15/44	1,500	1,541,835
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	8,160	8,517,082
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/33	1,140	1,260,373
179th Series, 5.00%, 12/01/38	1,390	1,556,480
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	747,289
Consolidated, 178th Series, AMT, 5.00%, 12/01/43	750	821,423
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,099,900
Consolidated, 195th Series, AMT, 5.00%, 04/01/36	1,500	1,677,705
Series G, JFK International Air Terminal (AGM), 5.75%, 12/01/25	3,500	3,653,230
State of New York Thruway Authority, RB, Junior Lien, Series A:
5.00%, 01/01/41	2,110	2,351,490
5.25%, 01/01/56	2,940	3,306,001
State of New York Thruway Authority, Refunding RB:
General, Series I, 5.00%, 01/01/37	4,225	4,578,590
General, Series I, 5.00%, 01/01/42	3,250	3,514,225
General, Series J, 5.00%, 01/01/41	6,275	6,914,171
General, Series K, 5.00%, 01/01/29	2,225	2,531,494
General, Series K, 5.00%, 01/01/31	1,500	1,698,120
General, Series K, 5.00%, 01/01/32	3,500	3,960,075
Series L, 5.00%, 01/01/33	490	568,101
Series L, 5.00%, 01/01/34	840	970,906
Series L, 5.00%, 01/01/35	970	1,117,741
Triborough Bridge & Tunnel Authority, RB, Series B:
5.00%, 11/15/40	1,010	1,149,067
5.00%, 11/15/45	1,500	1,699,170
Triborough Bridge & Tunnel Authority, Refunding RB:
General, CAB, Series B, 0.00%, 11/15/32(a)	9,590	5,833,597
General, Series A, 5.00%, 11/15/38	1,000	1,106,120
General, Series A, 5.25%, 11/15/45	1,460	1,677,671
General, Series A, 5.00%, 11/15/50	4,500	5,010,705
General, Series C, 5.00%, 11/15/18(b)	1,235	1,248,375
General, Series C, 5.00%, 11/15/38	765	772,061
Sub-Series A, 5.00%, 11/15/29	875	981,461

		160,561,340
Utilities — 15.8%
City of New York Municipal Water Finance Authority, RB, Water & Sewer System, 2nd General Resolution, Fiscal 2017, Series DD, 5.25%, 06/15/47	2,455	2,837,464
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2015, Series HH, 5.00%, 06/15/39	3,000	3,358,020
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series BB, 5.00%, 06/15/31	1,000	1,058,550
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2010, Series FF, 5.00%, 06/15/31	1,500	1,587,825
Fiscal 2011, Series GG, 5.00%, 06/15/21(b)	1,000	1,092,020
City of New York Water & Sewer System, Refunding RB, Series EE, 5.00%, 06/15/40	6,575	7,543,498
County of Western Nassau New York Water Authority, RB, Series A, 5.00%, 04/01/40	1,185	1,311,297

Security	Par (000)	Value
Utilities (continued)
Long Island Power Authority, RB, General, Electric Systems:
5.00%, 09/01/42	$1,410	$1,596,726
Series A (AGM), 5.00%, 05/01/21(b)	3,775	4,104,709
Long Island Power Authority, Refunding RB:
Electric System, Series A, 5.00%, 09/01/34	1,000	1,116,270
Electric System, Series B, 5.00%, 09/01/41	590	662,399
Electric System, Series B, 5.00%, 09/01/46	785	878,368
Electric Systems, Series A (AGC), 5.75%, 04/01/19(b)	1,015	1,044,465
General, Electric Systems, Series A (AGC), 6.00%, 05/01/19(b)	1,500	1,551,420
State of New York Environmental Facilities Corp., RB, Green Bonds, Series B:
5.00%, 03/15/45	5,145	5,814,467
Revolving Funds, 5.00%, 09/15/40	1,195	1,354,353
State of New York Environmental Facilities Corp., Refunding RB:
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/33	1,040	1,040,000
Revolving Funds, New York City Municipal Water, Series B, 5.00%, 06/15/36	2,100	2,274,783
Series A, 5.00%, 06/15/40	4,275	4,864,608
Series A, 5.00%, 06/15/45	18,920	21,466,254
State of New York Power Authority, Refunding RB, Series A, 5.00%, 11/15/38	4,920	5,375,543
Utility Debt Securitization Authority, Refunding RB, Restructuring:
5.00%, 12/15/35	2,720	3,115,896
Series E, 5.00%, 12/15/41	9,960	11,113,368

		86,162,303

Total Municipal Bonds in New York		683,386,441

Guam — 0.2%
Utilities — 0.2%
Guam Power Authority, RB, Series A (AGM), 5.00%, 10/01/20(b)	1,380	1,476,931

Total Municipal Bonds — 125.9% (Cost — $655,829,541)		684,863,372

Municipal Bonds Transferred to Tender Option Bond Trusts(c)

New York — 38.7%
County/City/Special District/School District — 10.7%
City of New York, GO:
Sub-Series I-1, 5.00%, 03/01/36	3,500	3,909,762
Refunding Series E, 5.00%, 08/01/19(b)	309	319,015
Refunding Series E, 5.00%, 08/01/27	755	780,506
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,500	4,024,090
City of New York New York, GO, Sub-Series C-3 (AGC):
5.75%, 02/15/19(b)	916	937,120
5.75%, 08/15/28(d)	13,484	13,797,464
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 02/15/47(d)	9,739	10,650,953
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	17,999	19,706,436
New York Liberty Development Corp., Refunding RB, 7 World Trade Center Project, Class 1, 5.00%, 09/15/40	3,645	3,985,176

		58,110,522

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Education — 2.6%
City of New York Trust for Cultural Resources, Refunding RB, Wildlife Conservation Society, Series A, 5.00%, 08/01/33	$1,981	$2,206,140
State of New York Dormitory Authority, RB, State University Dormitory Facilities, New York University, Series A:
5.25%, 07/01/19(b)	6,000	6,205,200
5.00%, 07/01/35	5,198	5,613,194

		14,024,534
State — 10.7%
City of New York Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series D-1, 5.00%, 11/01/38	4,125	4,480,493
Sub-Series F-1, 5.00%, 05/01/38	4,123	4,701,679
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A:
5.00%, 10/15/31	7,995	9,168,053
4.00%, 10/15/32	8,000	8,637,520
State of New York Dormitory Authority, ERB, Series B, 5.75%, 03/15/19(b)	7,850	8,059,556
State of New York Dormitory Authority, RB:
Bid Group 2, Series A, 5.00%, 03/15/32	2,000	2,358,540
General Purpose, Series C, 5.00%, 03/15/41	1,650	1,762,637
Mental Health Services Facilities, Series C, AMT (AGM), 5.40%, 02/15/33	6,297	6,316,913
Series A, 5.00%, 03/15/44	5,548	6,196,732
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 03/15/33	4,500	5,225,918
State of New York Urban Development Corp., Refunding RB, State Personal Income Tax, Series A, 5.00%, 03/15/45	1,001	1,122,535

		58,030,576
Transportation — 8.9%
Port Authority of New York & New Jersey, Refunding ARB:
194th Series, 5.25%, 10/15/55	3,900	4,442,360
Consolidated, Series 169th, 5.00%, 10/15/25	7,990	8,647,965
Consolidated, Series 169th, 5.00%, 10/15/26	6,000	6,496,980
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 03/15/31	3,940	4,283,883
Triborough Bridge & Tunnel Authority, Refunding RB:
General, Series A, 5.00%, 11/15/46	15,000	16,924,275
MTA Bridges & Tunnels, Series C-2, 5.00%, 11/15/42	6,675	7,697,076

		48,492,539
Utilities — 5.8%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2011, Series HH, 5.00%, 06/15/32	9,900	10,720,908
Fiscal 2012, Series BB, 5.00%, 06/15/44	3,991	4,329,657

Security	Par (000)	Value
Utilities (continued)
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 06/15/40	$2,760	$2,849,985
Utility Debt Securitization Authority, Refunding RB:
5.00%, 12/15/41	5,998	6,686,090
Restructuring, Series A, 5.00%, 12/15/35	3,500	4,029,673
Restructuring, Series B, 4.00%, 12/15/35	2,980	3,158,308

		31,774,621

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.7% (Cost — $204,745,223)		210,432,792

Total Long-Term Investments — 164.6% (Cost — $860,574,764)		895,296,164

	Shares
Short-Term Securities — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(e)(f)	2,731,322	2,731,868

Total Short-Term Securities — 0.5% (Cost — $2,731,507)		2,731,868

Total Investments — 165.1% (Cost — $863,306,271)		898,028,032
Other Assets Less Liabilities — 1.2%		6,508,317
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.8)%		(113,410,968)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (45.5)%		(247,353,472)

Net Assets Applicable to Common Shares — 100.0%		$543,771,909

(a)	Zero-coupon bond.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire between September 6, 2018 and February 15, 2019, is $12,778,278. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended July 31, 2018, investments in issuers considered to be /an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	3,960,481	(1,229,159)	2,731,322	$2,731,868	$55,648	$74	$(35)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	106	09/19/18	$12,659	$22,014
Long U.S. Treasury Bond	168	09/19/18	24,019	(100,392)
5-Year U.S. Treasury Note	87	09/28/18	9,842	15,290

				$(63,088)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$37,304	$—	$37,304

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$100,392	$—	$100,392

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,598,389	$—	$2,598,389

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$28,929	$—	$28,929

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$47,874,979

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$895,296,164	$—	$895,296,164
Short-Term Securities	2,731,868	—	—	2,731,868

	$2,731,868	$895,296,164	$—	$898,028,032

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$37,304	$—	$—	$37,304
Liabilities:
Interest rate contracts	(100,392)	—	—	(100,392)

	$(63,088)	$—	$—	$(63,088)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(113,019,665)	$—	$(113,019,665)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(360,719,665)	$—	$(360,719,665)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds — 118.0%

Alabama — 2.8%
Auburn University, RB, Series A, 5.00%, 06/01/48	$11,485	$13,185,010
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Series A, 4.00%, 07/01/43(a)	4,000	4,052,160
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 06/01/19(b)	3,605	3,738,313
County of Tuscaloosa Board of Education, RB, Special Tax School Warrants, 5.00%, 02/01/43	2,485	2,787,996
Homewood Educational Building Authority, Refunding RB, Educational Facilities, Samford University, Series A, 5.00%, 12/01/47	2,835	3,114,814

		26,878,293
Alaska — 1.4%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	2,690	2,922,793
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC)(b):
6.00%, 09/01/19	6,450	6,756,310
6.00%, 09/01/19	3,700	3,875,713

		13,554,816
Arizona — 0.3%
State of Arizona, COP, Department of Administration, Series A (AGM), 5.00%, 10/01/27	3,075	3,187,391

California — 8.9%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 07/01/39	1,550	1,610,419
Sutter Health, Series B, 5.88%, 08/15/20(b)	3,200	3,482,400
California Health Facilities Financing Authority, Refunding RB:
Kaiser Permanente, Sub-Series A-2, 5.00%, 11/01/47	1,625	2,075,921
St. Joseph Health System, Series A, 5.00%, 07/01/37	2,965	3,282,552
California State University, RB, Systemwide, Series A, 5.50%, 05/01/19(b)	1,525	1,573,144
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 04/01/42	4,030	4,390,846
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, AMT:
Series A, 5.00%, 03/01/36	1,160	1,310,916
Series A, 5.00%, 03/01/37	1,275	1,436,810
Series A-1, 5.75%, 03/01/34	2,300	2,501,273
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	1,830	2,034,210
Dublin Unified School District California, GO, CAB, Election of 2004, Series D, 0.00%, 08/01/34(c)	5,000	1,911,600
Grossmont California Union High School District, GO, CAB, Election of 2004, 0.00%, 08/01/31(c)	5,110	3,305,403
Long Beach Unified School District, GO, CAB, Election of 2008, Series B, 0.00%, 08/01/34(c)	5,000	2,803,300
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 08/01/43(d)	3,975	3,250,278
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 08/01/38(c)	7,620	3,319,653
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 08/01/33	2,500	2,507,675

Security	Par (000)	Value
California (continued)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B(c):
0.00%, 08/01/35	$7,820	$4,151,716
0.00%, 08/01/36	10,000	5,052,100
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C(c):
0.00%, 08/01/37	8,000	3,884,000
0.00%, 08/01/38	12,940	5,988,891
San Diego California Unified School District, GO, CAB, Election of 2008, Series G(c):
0.00%, 07/01/34	1,860	909,577
0.00%, 07/01/35	1,970	906,299
0.00%, 07/01/36	2,960	1,281,147
0.00%, 07/01/37	1,975	804,497
San Diego California Unified School District, GO, Refunding, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,257,722
San Marcos Unified School District, GO, Election of 2010, Series A(b):
5.00%, 08/01/21	1,800	1,980,072
5.00%, 08/01/21	1,600	1,760,064
State of California, GO, Refunding, Various Purposes:
5.00%, 09/01/41	2,700	2,940,786
5.00%, 10/01/41	2,555	2,788,808
State of California, GO, Series 2007-2 (NPFGC), 5.50%, 04/01/30	10	10,034
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.00%, 11/01/38	5,040	5,653,217
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 08/01/36(c)	6,545	3,180,216

		84,345,546
Colorado — 0.8%
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,651,050
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	6,186,457

		7,837,507
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding ARB, AMT, Series A, 5.00%, 10/01/38	4,000	4,568,120

Florida — 13.1%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/47	3,915	4,581,842
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 04/01/39	4,535	4,900,929
County of Broward Florida Airport System Revenue, RB, Series A , AMT, 5.00%, 10/01/40	3,000	3,316,830
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18(b)	2,250	2,264,647
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt Obligated Group:
6.00%, 11/15/19(b)	5	5,280
6.00%, 11/15/37	1,745	1,850,381
County of Lee Florida, Refunding ARB, Series A, AMT, 5.63%, 10/01/26	2,600	2,837,692
County of Lee Florida Revenue, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	3,440	3,720,050
County of Miami-Dade Florida, RB, Seaport:
Department, Series A, 6.00%, 10/01/38	5,695	6,562,348
Department, Series B, AMT, 6.25%, 10/01/38	1,165	1,346,635
Department, Series B, AMT, 6.00%, 10/01/42	1,865	2,124,981
Series B, AMT, 6.00%, 10/01/30	1,820	2,076,511

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, Refunding RB, Water & Sewer System, Series C (BHAC), 6.00%, 10/01/18(b)	$20,095	$20,250,334
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	530	591,120
County of Miami-Dade Florida Aviation, Refunding RB, Series B, AMT, 5.00%, 10/01/40	6,500	7,356,440
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Miami International Airport, Series A (AGM), AMT, 5.50%, 10/01/18(b)	19,020	19,145,152
County of Miami-Dade Florida Educational Facilities Authority, RB, University of Miami, Series A, 5.00%, 04/01/40	14,360	15,926,820
County of Miami-Dade Florida Health Facilities Authority, Refunding RB, Nicklaus Children’s Hospital Project, 5.00%, 08/01/42	1,675	1,859,300
County of Orange Florida Health Facilities Authority, Refunding RB, Presbyterian Retirement Communities Project:
5.00%, 08/01/41	1,550	1,684,354
5.00%, 08/01/47	4,590	4,974,596
County of Palm Beach Florida Solid Waste Authority, Refunding RB, Series B:
5.00%, 10/01/21(b)	50	54,737
5.00%, 10/01/31	3,050	3,324,195
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 07/01/39	5,135	5,312,620
Greater Orlando Aviation Authority, ARB, Priority Sub-Series A, AMT, 5.00%, 10/01/42	4,760	5,343,195
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida Obligated Group, 5.00%, 08/15/42	2,965	3,343,690

		124,754,679
Georgia — 0.4%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 08/15/54	1,405	1,608,472
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 04/01/33	395	429,416
5.00%, 04/01/44	1,775	1,905,924

		3,943,812
Hawaii — 1.5%
State of Hawaii Department of Budget & Finance, Refunding RB, Hawaiian Electric Co., Inc. AMT, 4.00%, 03/01/37	10,275	10,423,987
State of Hawaii Department of Transportation, COP, AMT:
5.00%, 08/01/27	2,000	2,193,100
5.00%, 08/01/28	1,775	1,940,324

		14,557,411
Illinois — 13.2%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT, Series B, 5.00%, 01/01/31	2,425	2,598,315
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/34	3,035	3,295,069
City of Chicago Illinois O’Hare International Airport, GARB:
3rd Lien, Series A, 5.75%, 01/01/21(b)	7,555	8,252,931
3rd Lien, Series A, 5.75%, 01/01/39	1,445	1,564,921
Senior Lien, Series D, 5.25%, 01/01/42	8,285	9,437,112
Senior Lien, Series D, AMT, 5.00%, 01/01/42	2,865	3,125,600
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	1,620	1,729,868

Security	Par (000)	Value
Illinois (continued)
Cook County Community College District No. 508, GO, City College of Chicago, 5.13%, 12/01/38	$3,250	$3,373,175
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	615	649,458
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 08/15/34	8,700	9,500,313
Illinois Finance Authority, Refunding RB:
Northwestern Memorial Hospital, Series A, 6.00%, 08/15/19(b)	5,250	5,491,972
Silver Cross Hospital & Medical Centers, Series C, 5.00%, 08/15/44	985	1,053,595
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	6,940	7,857,815
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC)(c):
0.00%, 12/15/26	8,500	6,116,855
0.00%, 06/15/32	14,000	7,614,040
0.00%, 12/15/33	20,000	10,077,200
0.00%, 12/15/34	41,880	19,988,068
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 06/15/44(c)	9,430	2,997,326
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,894,633
Regional Transportation Authority, RB, Series C (NPFGC), 7.75%, 06/01/20	385	413,794
State of Illinois, GO:
5.25%, 07/01/29	3,160	3,344,639
5.25%, 02/01/33	5,860	6,179,839
5.50%, 07/01/33	2,235	2,369,838
5.25%, 02/01/34	5,360	5,641,775
5.50%, 07/01/38	1,200	1,263,132

		125,831,283
Indiana — 2.7%
City of Indianapolis Indiana, Refunding RB, Series B (AGC), 5.25%, 08/15/18(b)	5,000	5,007,300
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,900	3,167,873
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 07/01/44	1,400	1,490,104
Indiana Municipal Power Agency, RB, Series B, 6.00%, 01/01/19(b)	5,000	5,095,950
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 01/01/19(b)	565	575,266
5.75%, 01/01/38	2,335	2,373,387
(AGC), 5.25%, 01/01/19(b)	265	269,269
(AGC), 5.50%, 01/01/19(b)	830	844,226
(AGC), 5.25%, 01/01/29	1,085	1,101,384
(AGC), 5.50%, 01/01/38	3,420	3,475,301
State of Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 07/01/40	2,425	2,588,979

		25,989,039
Iowa — 2.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 08/15/19(b)	12,650	13,171,053
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,645	1,709,320
5.70%, 12/01/27	1,640	1,702,238

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Iowa (continued)
5.75%, 12/01/28	$870	$902,990
5.80%, 12/01/29	1,110	1,151,159
5.85%, 12/01/30	1,155	1,198,105

		19,834,865
Kentucky — 2.0%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 01/01/40	1,000	1,075,190
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 6.60%, 07/01/39(d)	8,225	7,711,678
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC):
5.25%, 02/01/19(b)	5,315	5,417,367
5.25%, 02/01/19(b)	685	698,193
5.25%, 02/01/19(b)	3,545	3,613,277
5.25%, 02/01/28	455	463,308

		18,979,013
Louisiana — 2.1%
City of New Orleans Louisiana Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,251,868
City of Shreveport Louisiana Water & Sewer Revenue, RB, Series A (AGM), 5.00%, 12/01/41	1,645	1,837,119
Jefferson Sales Tax District, RB, Series B (AGM):
5.00%, 12/01/34	670	766,587
5.00%, 12/01/35	895	1,022,475
5.00%, 12/01/36	805	918,263
5.00%, 12/01/37	1,005	1,143,801
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Series A, 5.00%, 02/01/44	8,155	8,980,286

		19,920,399
Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB, Emerson College Issue, Series A, 5.00%, 01/01/47	5,950	6,482,228
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	320	347,891
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	3,150	3,181,910
Massachusetts HFA, Refunding RB, AMT:
Series A, 4.45%, 12/01/42	2,235	2,317,337
Series C, 5.35%, 12/01/42	1,230	1,245,117
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 05/15/43	3,495	3,861,765

		17,436,248
Michigan — 5.6%
City of Detroit Michigan Water Supply System Revenue, RB, 2nd Lien, Series B (AGM), 6.25%, 07/01/19(b)	1,075	1,120,258
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	3,185	3,485,696
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	2,505	2,182,882
Hospital; Trinity Health Credit Group, 5.00%, 12/01/39	16,040	17,463,390
Trinity Health Credit Group, 5.00%, 12/01/21(b)	60	65,953
Royal Oak Hospital Finance Authority Michigan, Refunding RB, Beaumont Health Credit Group, Series D, 5.00%, 09/01/39	1,330	1,454,275
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/18(b)	1,890	1,909,032

Security	Par (000)	Value
Michigan (continued)
Series I, 6.25%, 10/15/18(b)	$1,130	$1,141,379
Series I, 6.25%, 10/15/38	105	106,009
Series I (AGC), 5.25%, 10/15/24	1,750	1,825,758
Series I (AGC), 5.25%, 10/15/25	3,250	3,387,507
Series I-A, 5.38%, 10/15/36	2,075	2,285,032
Series I-A, 5.38%, 10/15/41	1,900	2,087,986
Series II-A (AGM), 5.25%, 10/15/36	8,040	8,835,960
Wayne County Airport Authority, Refunding RB, AMT (AGC), 5.38%, 12/01/32	5,000	5,054,950
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	1,080	1,206,068

		53,612,135
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18(b)	845	857,557
6.50%, 11/15/38	4,655	4,723,335

		5,580,892
Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series C, 5.00%, 11/15/42	5,000	5,611,050

Nebraska — 0.8%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 09/01/37	6,825	7,529,135

Nevada — 1.0%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 04/01/19(b)	2,250	2,317,342
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 07/01/42	2,000	2,096,160
(AGM), 5.25%, 07/01/39	5,170	5,420,797

		9,834,299
New Jersey — 9.5%
New Jersey EDA, RB:
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.38%, 01/01/43	4,920	5,378,839
Goethals Bridge Replacement Project, AMT, Private Activity Bond, 5.13%, 01/01/34	1,930	2,101,268
School Facilities Construction Bonds, Series DDD, 5.00%, 06/15/42	590	636,864
Series WW, 5.25%, 06/15/33	445	487,048
Series WW, 5.00%, 06/15/34	570	613,485
Series WW, 5.00%, 06/15/36	2,635	2,819,555
Series WW, 5.25%, 06/15/40	1,025	1,107,000
New Jersey EDA, Refunding RB, School Facilities Construction:
Series N-1 (AMBAC), 5.50%, 09/01/24	6,325	7,205,313
Series N-1 (NPFGC), 5.50%, 09/01/28	1,685	1,984,812
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	630	673,961
5.50%, 12/01/26	910	966,702
5.75%, 12/01/28	100	106,913
5.88%, 12/01/33	6,895	7,418,675
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	2,645	2,724,456
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35(c)	18,525	8,465,184

34	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
New Jersey (continued)
CAB, Transportation System, Series C (AGC) (AMBAC), 0.00%, 12/15/25(c)	$8,550	$6,620,864
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/28	4,205	4,705,984
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/29	2,145	2,391,117
Transportation Program, Series AA, 5.25%, 06/15/33	4,150	4,435,935
Transportation Program, Series AA, 5.00%, 06/15/38	3,990	4,226,687
Transportation System, Series A, 5.50%, 06/15/41	2,980	3,116,335
Transportation System, Series A (NPFGC), 5.75%, 06/15/25	4,000	4,683,560
Transportation System, Series AA, 5.50%, 06/15/39	5,625	6,038,438
Transportation System, Series B, 5.50%, 06/15/31	1,000	1,058,030
Transportation System, Series B, 5.00%, 06/15/42	2,575	2,656,731
Transportation System, Series D, 5.00%, 06/15/32	1,825	1,967,040
Tobacco Settlement Financing Corp., Refunding RB, Series A:
5.00%, 06/01/46	4,000	4,393,920
5.25%, 06/01/46	1,035	1,158,900

		90,143,616
New Mexico — 0.1%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 08/01/44	1,040	1,150,344

New York — 5.2%
City of New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-4, 5.50%, 01/15/34	7,250	7,375,642
Future Tax Secured Fiscal, Sub-Series E-1, 5.00%, 02/01/37	3,595	4,093,195
City of New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	4,150	4,604,342
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Subordinate, Series C-3, 5.00%, 05/01/40	5,000	5,739,250
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	1,190	1,309,131
5.75%, 02/15/47	730	794,328
Metropolitan Transportation Authority, Refunding RB, Series B, 5.00%, 11/15/37	11,500	12,995,690
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	8,300	8,986,659
State of New York Dormitory Authority, ERB, Series B, 5.25%, 03/15/19(b)	3,250	3,327,480

		49,225,717
Ohio — 2.7%
American Municipal Power, Inc., RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/41	2,000	2,212,540
American Municipal Power, Inc., Refunding RB, Combined Hydroelectric Projects, Series A, 5.00%, 02/15/38	2,035	2,258,402
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/21(b)	3,000	3,441,630
County of Montgomery Ohio, RB, Catholic Health Initiatives, Series D-2, 5.45%, 10/01/38	11,135	12,178,127
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 02/15/32	1,950	2,176,824
5.25%, 02/15/33	2,730	3,041,357

		25,308,880

Security	Par (000)	Value
Oregon — 0.3%
Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/38(d)	$425	$440,228
County of Clackamas Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/39(d)	395	408,513
County of Clackamas Oregon Community College District, GO, Convertible Deferred Interest Bonds, Series A, 5.00%, 06/15/40(d)	420	434,032
County of Clackamas Oregon School District No. 12 North Clackamas, GO, CAB, Series A, 0.00%, 06/15/38(c)	2,800	1,253,056

		2,535,829
Pennsylvania — 8.2%
Commonwealth Financing Authority, RB:
Series B, 5.00%, 06/01/42	3,305	3,553,536
Tobacco Master Settlement Payment, 5.00%, 06/01/34	2,180	2,440,292
Pennsylvania Economic Development Financing Authority, RB:
AMT, 5.00%, 06/30/42	6,805	7,392,135
PA Bridges Finco LP, 5.00%, 12/31/38	5,850	6,371,469
PA Bridges Finco LP, AMT, 5.00%, 12/31/34	7,115	7,810,634
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	12,945	13,074,579
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 09/01/50	8,075	8,994,339
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	1,775	1,954,559
Series A-1, 5.00%, 12/01/41	2,320	2,574,898
Series B, 5.00%, 12/01/40	920	1,021,688
Series C, 5.50%, 12/01/23(b)	1,565	1,836,277
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,024,517
Subordinate, Special Motor License Fund, 6.00%, 12/01/20(b)	2,575	2,827,505
Pennsylvania Turnpike Commission, Refunding RB:
Motor Licenced Fund Enhancement, Second Series, 5.00%, 12/01/41	3,940	4,383,605
Motor Licenced Fund Enhancement, Third Series, 4.00%, 12/01/38	3,500	3,568,215
Series A-1, 5.00%, 12/01/40	2,165	2,389,727

		78,217,975
Rhode Island — 1.8%
Rhode Island Commerce Corp., RB, Airport Corp., Series D, 5.00%, 07/01/41	495	545,203
Rhode Island Health & Educational Building Corp., RB, Series A, 4.00%, 09/15/42	5,515	5,603,405
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 06/01/45	3,000	3,054,600
5.00%, 06/01/50	7,465	7,788,981

		16,992,189
South Carolina — 4.8%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 08/01/21(b)	3,600	4,081,392
South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/38	2,380	2,691,709
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	6,530	7,255,810
State of South Carolina Public Service Authority, RB:
Santee Cooper, Series A, 5.50%, 12/01/54	9,350	10,183,926
Series E, 5.50%, 12/01/53	7,025	7,603,017

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series B:
Santee Cooper, 5.00%, 12/01/38	$5,870	$6,218,326
(AGM), 5.00%, 12/01/56	7,155	7,848,534

		45,882,714
Texas — 16.0%
Austin Community College District, GO, 4.00%, 08/01/43(a)	5,000	5,144,800
City of Houston Texas Combined Utility System Revenue, Refunding RB, 1st Lien:
Series B, 5.00%, 11/15/36	7,110	8,123,673
Combined Series A (AGC), 5.38%, 05/15/19(b)	3,460	3,563,489
Combined Series A (AGC), 6.00%, 05/15/19(b)	5,400	5,587,758
Combined Series A (AGC), 6.00%, 11/15/35	300	310,527
Combined Series A (AGC), 5.38%, 11/15/38	190	195,455
City of San Antonio Texas Electric & Gas Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,470,501
City of San Antonio Texas Electric & Gas Revenue, RB, Junior Lien, 5.00%, 02/01/38	1,450	1,592,274
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 09/15/36(c)	5,810	2,751,209
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	2,095	2,311,413
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	10,980	11,773,854
Dallas-Fort Worth International Airport, Refunding ARB, Series F:
5.25%, 11/01/33	2,745	3,086,643
5.00%, 11/01/35	5,000	5,297,250
Grand Parkway Transportation Corp., RB, Subordinate Tier, Tela Supported, Series A, 5.00%, 10/01/43	7,940	9,077,008
Grand Prairie ISD, GO, Refunding, CAB, 0.00%, 08/15/18(b)(c)	10,000	5,131,100
Leander ISD, GO, Refunding, CAB, Series D (PSF-GTD), 0.00%, 08/15/38(c)	9,685	4,109,636
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 09/01/31(b)(c)	24,100	6,584,602
North Texas Tollway Authority, Refunding RB:
1st Tier System, Series A, 6.00%, 01/01/19(b)	5,100	5,197,869
1st Tier System, Series A, 6.00%, 01/01/28	1,175	1,195,375
1st Tier-Series A, 5.00%, 01/01/43	7,000	7,919,730
2nd Tier-Series B, 5.00%, 01/01/43	9,470	10,570,414
Series B, 5.00%, 01/01/40	1,710	1,861,438
San Antonio Independent School District, GO, (PSF-GTD), 5.00%, 08/15/43	10,000	11,233,100
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing & Expansion Project, CAB(c):
0.00%, 09/15/35	680	315,697
0.00%, 09/15/36	12,195	5,335,312
0.00%, 09/15/37	8,730	3,594,316
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Natural Gas Utility Improvements:
5.00%, 12/15/31	1,665	1,797,534
5.00%, 12/15/32	3,930	4,236,147
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group, 5.00%, 12/31/45	3,630	3,916,334
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 08/15/41	11,345	12,165,697

		152,450,155

Security	Par (000)	Value
Utah — 0.4%
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	$3,490	$3,904,821

Washington — 4.6%
Port of Seattle Washington, ARB, AMT, Series A, 5.00%, 05/01/38	20,000	22,402,600
Port of Seattle Washington, RB, Intermediate Lien, Series C, AMT, 5.00%, 04/01/40	2,830	3,096,218
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 08/15/44	1,000	1,097,820
Providence Health & Services, Series A, 5.25%, 10/01/39	2,725	2,858,607
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	5,400	5,436,396
Multicare Health System, Series B, 4.00%, 08/15/41	9,000	9,149,940

		44,041,581
Wisconsin — 2.2%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 03/01/46	560	616,666
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	3,745	3,887,797
Marshfield Clinic Health System, Inc. Series C, 4.00%, 02/15/42	5,000	5,003,500
Wisconsin Health & Educational Facilities Authority, Refunding RB, Ascension Health Credit Group, 5.00%, 11/15/35	10,000	11,305,000

		20,812,963

Total Municipal Bonds — 118.0% (Cost — $1,061,809,123)		1,124,452,717

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

Arizona — 1.0%
Arizona School Facilities Board, COP, (AGC), 5.13%, 09/01/18(b)(f)	10,000	10,030,950

California — 4.3%
California State University, RB, Systemwide, Series A (AGM)(f):
5.00%, 11/01/33	199	199,363
5.00%, 11/01/33	5	5,217
City of Riverside California Electric Revenue, RB, Issue D (AGM), 5.00%, 10/01/38	20,000	20,110,950
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/19(b)	5,248	5,488,171
Los Angeles Unified School District California, GO, Election of 2008, Series B-1, 5.25%, 07/01/42(f)	7,074	8,432,452
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/19(b)	1,047	1,086,769
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/39	3,000	3,498,000
University of California, RB, Series O, 5.75%, 05/15/19(b)	2,206	2,281,577

		41,102,499
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(f)	2,469	2,533,170

36	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Connecticut — 0.5%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	$3,932	$4,389,387

District of Columbia — 0.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30(f)	2,594	2,721,261
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18(b)(f)	4,277	4,308,916

		7,030,177
Florida — 6.3%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,722,768
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	11,374,718
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax, 5.00%, 07/01/42	4,840	5,245,180
County of Miami-Dade Florida Water & Sewer System, RB, (AGM), 5.00%, 10/01/20(b)	11,702	12,519,717
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 08/01/19(b)	12,013	12,481,524
County of Pinellas Florida School Board, COP, Master Lease Program, Series A, 5.00%, 07/01/41	7,880	8,855,189

		60,199,096
Illinois — 3.4%
State of Illinois, RB, Build Illinois, Series B, 5.25%, 06/15/19(b)(f)	3,499	3,610,596
State of Illinois Toll Highway Authority, RB:
Senior, Series C, 5.00%, 01/01/36	10,000	11,054,691
Series A, 5.00%, 01/01/38	5,836	6,380,688
Series A, 5.00%, 01/01/40	7,621	8,429,623
Series B, 5.00%, 01/01/40	2,939	3,266,357

		32,741,955
Kansas — 1.7%
County of Wyandotte Kansas Unified School District, GO, Series A, 5.50%, 09/01/47	13,470	15,945,398

Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,204	4,693,248

Michigan — 2.1%
Michigan Finance Authority, RB, Beaumont Health Credit Group, Series A, 5.00%, 11/01/44	5,591	6,127,177
Michigan State Building Authority, Refunding RB, Series I:
Facilities Program, 5.00%, 10/15/45	2,410	2,690,837
5.00%, 04/15/38	10,000	11,224,509

		20,042,523
Nevada — 2.9%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	9,730	11,127,324
County of Clark Nevada Water Reclamation District, GO, Series B(b):
5.50%, 07/01/19	510	528,321
5.75%, 07/01/19	4,813	4,998,670
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 06/01/46	9,840	11,079,619

		27,733,934
New Jersey — 2.0%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,320	2,621,849
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	10,000	11,762,200

Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(f)	$4,961	$5,172,565

		19,556,614
New York — 7.9%
City of New York Water & Sewer System, Refunding RB, Series DD, 5.00%, 06/15/35	4,740	5,350,465
City of New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 06/15/47	15,521	17,359,357
Metropolitan Transportation Authority, RB, Transportation, Sub-Series D-1, 5.25%, 11/15/44	9,850	11,172,461
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,275	4,821,652
New York State Urban Development Corp., RB, Personal Income Tax, General Purpose, Series A-1, 5.00%, 03/15/43	14,280	15,745,449
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,375,408
State of New York Dormitory Authority, RB, Group B, State Sales Tax, Series A, 5.00%, 03/15/39	7,622	8,669,784
Triborough Bridge & Tunnel Authority, RB, General, Series A-2(f):
5.25%, 11/15/18(b)	1,684	1,702,650
5.25%, 11/15/18	2,816	2,847,457

		75,044,683
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 01/01/34	1,520	1,545,931

Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,841,421

Texas — 3.5%
Aldine Independent School District, GO, Refunding(PSF-GTD), 5.00%, 02/15/42	9,701	11,027,310
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	1,799	1,953,761
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Texas Health Resources System, Series A, 5.00%, 02/15/41	9,840	10,990,148
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37(f)	8,868	9,499,072

		33,470,291
Virginia — 1.5%
Hampton Roads Transportation Accountability Commission, RB, Transportation Fund, Senior Lien, Series A, 5.50%, 07/01/57	11,740	13,954,514

Washington — 1.8%
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	6,880	7,526,067
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	8,205	9,511,482

		17,037,549
Wisconsin — 4.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 05/01/19(b)	14,780	15,272,211

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Ascension Health Credit Group, 5.00%, 11/15/39	$12,650	$14,226,282
Froedtert & Community Health, Inc., Obligated Group, Series A, 5.00%, 04/01/42	2,490	2,665,184
Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 10/1/22(b)(f)	7,459	7,645,884

		39,809,561

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.1% (Cost — $421,904,028)		429,702,901

Total Long-Term Investments — 163.1% (Cost — $1,483,713,151)		1,554,155,618

	Shares
Short-Term Securities — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.85%(g)(h)	14,318,158	14,321,022

Total Short-Term Securities — 1.5% (Cost — $14,320,603)		14,321,022

Total Investments — 164.6% (Cost — $1,498,033,754)		1,568,476,640
Other Assets Less Liabilities — 0.4%		2,881,315
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.6)%		(262,604,834)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (37.4)%		(355,942,913)

Net Assets Applicable to Common Shares — 100.0%		$952,810,208

(a)	When-issued security.
(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 1, 2018 to November 15, 2034, is $33,040,596. See Note 4 of the Notes to Financial Statements for details.

(g)	Annualized 7-day yield as of period end.

(h)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	10,345,820	3,972,338	14,318,158	$14,321,022	$152,971	$(1,200)	$(2,123)

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
10-Year U.S. Treasury Note	189	09/19/18	$22,571	$36,790
Long U.S. Treasury Bond	393	09/19/18	56,187	(181,936)
5-Year U.S. Treasury Note	71	09/28/18	8,032	8,552

				$(136,594)

38	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$45,342	$—	$45,342

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$181,936	$—	$181,936

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended July 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,686,218	$—	$4,686,218

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$13,365	$—	$13,365

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$82,441,813

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$1,554,155,618	$—	$1,554,155,618
Short-Term Securities	14,321,022	—	—	14,321,022

	$14,321,022	$1,554,155,618	$—	$1,568,476,640

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$45,342	$—	$—	$45,342
Liabilities:
Interest rate contracts	(181,936)	—	—	(181,936)

	$(136,594)	$—	$—	$(136,594)

(a)	See above Schedule of Investments for values in each state or political subdivision.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2018	BlackRock MuniYield Quality Fund III, Inc. (MYI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying for financial statement purposes. As of year end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(261,701,637)	$—	$(261,701,637)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(618,101,637)	$—	$(618,101,637)

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

40	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2018

	MUE	MCA	MYN	MYI

ASSETS
Investments at value — unaffiliated(a)	$480,735,809	$911,447,614	$895,296,164	$1,554,155,618
Investments at value — affiliated(b)	2,902,034	349,797	2,731,868	14,321,022
Cash pledged for futures contracts	107,800	527,750	413,350	865,600
Receivables:
Interest — unaffiliated	5,330,798	12,741,635	9,080,708	16,788,050
Investments sold	—	1,030,524	—	2,076,620
Dividends — affiliated	8,309	2,110	4,272	15,703
TOB Trust	—	7,614,997	—	—
Prepaid expenses	18,252	22,240	23,317	32,581

Total assets	489,103,002	933,736,667	907,549,679	1,588,255,194

ACCRUED LIABILITIES
Bank overdraft	221,528	207,228	351,945	468,566
Payables:
Investments purchased	2,324,465	23,540,442	—	11,335,850
Income dividend distributions — Common Shares	1,216,121	1,789,097	1,682,430	3,441,609
Investment advisory fees	219,166	381,448	383,254	662,026
Other accrued expenses	171,375	242,037	242,188	353,299
Interest expense and fees	124,148	899,452	391,303	903,197
Directors’ and Officer’s fees	2,809	293,919	309,225	532,332
Variation margin on futures contracts	9,948	61,179	44,288	103,557

Total accrued liabilities	4,289,560	27,414,802	3,404,633	17,800,436

OTHER LIABILITIES
TOB Trust Certificates	48,546,402	214,550,309	113,019,665	261,701,637
VMTP Shares, at liquidation value of $100,000 per share(c)(d)	131,000,000	—	—	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)	—	166,239,598	247,353,472	355,942,913

Total other liabilities	179,546,402	380,789,907	360,373,137	617,644,550

Total liabilities	183,835,962	408,204,709	363,777,770	635,444,986

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$305,267,040	$525,531,958	$543,771,909	$952,810,208

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(e)(f)	$290,717,417	$493,026,986	$524,464,224	$885,376,588
Undistributed net investment income	836,903	945,392	2,205,494	4,983,874
Undistributed net realized gain (accumulated net realized loss)	(9,190,948)	517,573	(17,556,482)	(7,856,546)
Net unrealized appreciation (depreciation)	22,903,668	31,042,007	34,658,673	70,306,292

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$305,267,040	$525,531,958	$543,771,909	$952,810,208

Net asset value, per Common Share	$13.55	$15.27	$13.74	$13.98

(a) Investments at cost — unaffiliated	$457,906,884	$880,473,293	$860,574,764	$1,483,713,151
(b) Investments at cost — affiliated	$2,901,745	$349,772	$2,731,507	$14,320,603
(c) Preferred Shares outstanding, par value $0.10 per share	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Common Shares outstanding, par value $0.10 per share	22,520,759	34,405,717	39,586,584	68,150,681
(f) Common Shares authorized.	199,990,510	199,987,335	199,985,363	199,973,636

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2018

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Interest — unaffiliated	$22,320,530	$34,923,852	$34,834,011	$66,772,412
Dividends — affiliated	26,455	29,655	55,648	152,971

Total investment income	22,346,985	34,953,507	34,889,659	66,925,383

EXPENSES
Investment advisory	2,772,773	4,491,304	4,573,765	7,914,915
Professional	79,202	92,568	103,222	135,084
Accounting services	76,548	114,606	116,840	167,520
Rating agency	41,684	41,745	41,884	42,071
Transfer agent	30,028	34,377	42,116	74,077
Directors and Officer	28,337	59,961	62,529	109,160
Custodian	25,708	32,626	37,379	58,133
Printing	12,977	14,850	15,247	18,866
Registration	9,429	13,304	15,287	26,847
Miscellaneous	24,141	44,453	38,932	57,128

Total expenses excluding interest expense, fees and amortization of offering costs	3,100,827	4,939,794	5,047,201	8,603,801
Interest expense, fees and amortization of offering costs(a)	3,899,353	6,924,263	7,065,505	11,871,250

Total expenses	7,000,180	11,864,057	12,112,706	20,475,051
Less fees waived by the Manager	(135,061)	(3,130)	(5,363)	(14,922)

Total expenses after fees waived	6,865,119	11,860,927	12,107,343	20,460,129

Net investment income	15,481,866	23,092,580	22,782,316	46,465,254

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(136,179)	(110,456)	247,136	1,940,721
Investments — affiliated	1,908	(548)	(2,293)	(6,965)
Futures contracts	1,205,493	3,023,214	2,598,389	4,686,218
Capital gain distributions from investment companies — affiliated	846	498	2,367	5,765

	1,072,068	2,912,708	2,845,599	6,625,739

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(14,703,887)	(18,438,439)	(22,630,572)	(36,609,985)
Investments — affiliated	289	(29)	(35)	(2,123)
Futures contracts	95,462	143,994	28,929	13,365

	(14,608,136)	(18,294,474)	(22,601,678)	(36,598,743)

Net realized and unrealized loss	(13,536,068)	(15,381,766)	(19,756,079)	(29,973,004)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$1,945,798	$7,710,814	$3,026,237	$16,492,250

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

42	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUE		MCA
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$15,481,866	$16,780,598	$23,092,580	$25,202,616
Net realized gain (loss)	1,072,068	1,224,001	2,912,708	(3,261)
Net change in unrealized appreciation (depreciation)	(14,608,136)	(20,793,364)	(18,294,474)	(32,315,965)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	1,945,798	(2,788,765)	7,710,814	(7,116,610)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(16,169,915)	(17,291,692)	(23,481,902)	(26,836,468)
From net realized gain	—	—	—	(1,659,457)

Decrease in net assets resulting from distributions to shareholders	(16,169,915)	(17,291,692)	(23,481,902)	(28,495,925)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	78,607	—	—	151,954

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(14,145,510)	(20,080,457)	(15,771,088)	(35,460,581)
Beginning of year	319,412,550	339,493,007	541,303,046	576,763,627

End of year	$305,267,040	$319,412,550	$525,531,958	$541,303,046

Undistributed net investment income, end of year	$836,903	$1,647,251	$945,392	$1,354,786

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Year Ended July 31,		Year Ended July 31,
	2018	2017	2018	2017

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,782,316	$25,426,197	$46,465,254	$52,485,913
Net realized gain	2,845,599	3,142,849	6,625,739	3,162,460
Net change in unrealized appreciation (depreciation)	(22,601,678)	(35,166,270)	(36,598,743)	(69,166,719)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,026,237	(6,597,224)	16,492,250	(13,518,346)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(23,456,159)	(25,728,944)	(50,233,328)	(55,560,635)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	957,599	1,440,983

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(20,429,922)	(32,326,168)	(32,783,479)	(67,637,998)
Beginning of year	564,201,831	596,527,999	985,593,687	1,053,231,685

End of year	$543,771,909	$564,201,831	$952,810,208	$985,593,687

Undistributed net investment income, end of year	$2,205,494	$3,038,136	$4,983,874	$9,041,071

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended July 31, 2018

	MUE	MCA	MYN	MYI

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,945,798	$7,710,814	$3,026,237	$16,492,250
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	118,241,096	219,995,500	129,285,385	335,434,927
Purchases of long-term investments	(103,912,150)	(240,152,725)	(137,028,731)	(341,627,962)
Net proceeds from sales (purchases) of short-term securities	(2,572,314)	195,418	1,227,869	(3,980,152)
Amortization of premium and accretion of discount on investments and other fees	2,121,958	6,055,840	5,629,746	793,638
Net realized (gain) loss on investments	134,271	111,004	(244,843)	(1,933,756)
Net unrealized depreciation on investments	14,703,598	18,438,468	22,630,607	36,612,108
(Increase) decrease in assets:
Receivables:
Interest — unaffiliated	76,804	8,862	(384,839)	(113,462)
Dividends — affiliated	(8,194)	3,465	326	(6,394)
Variation margin on futures contracts	11,016	32,766	39,641	69,039
Prepaid expenses	(708)	(596)	(684)	(732)
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(231,993)	(370,901)	(389,375)	(665,094)
Interest expense and fees	19,313	358,651	131,229	293,382
Directors’ and Officer’s	(1,702)	6,652	6,805	12,419
Variation margin on futures contracts	9,948	61,179	44,288	103,557
Other accrued expenses	(35,827)	(33,256)	(51,294)	(87,489)

Net cash provided by operating activities	30,500,914	12,421,141	23,922,367	41,396,279

CASH USED FOR FINANCING ACTIVITIES
Proceeds from TOB Trust Certificates	3,077,500	33,457,214	12,675,614	59,588,544
Repayments of TOB Trust Certificates	(17,372,416)	(22,009,482)	(13,030,029)	(50,817,403)
Proceeds from Loan for TOB Trust Certificates	1,277,500	924,483	2,727,906	1,306,428
Repayments of Loan for TOB Trust Certificates	(1,277,500)	(924,483)	(2,727,906)	(1,306,428)
Cash dividends paid to Common Shareholders	(16,316,161)	(23,929,176)	(23,911,405)	(50,463,888)
Increase (decrease) in bank overdraft	16,163	(23,135)	9,237	(24,535)
Amortization of deferred offering costs	—	11,438	15,216	20,003

Net cash used for financing activities	(30,594,914)	(12,493,141)	(24,241,367)	(41,697,279)

CASH
Net decrease in restricted and unrestricted cash	(94,000)	(72,000)	(319,000)	(301,000)
Restricted and unrestricted cash at beginning of year	201,800	599,750	732,350	1,166,600

Restricted and unrestricted cash at end of year	$107,800	$527,750	$413,350	$865,600

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,880,040	$6,554,174	$6,919,060	$11,557,865

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$78,607	$—	$—	$957,599

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$107,800	$527,750	$413,350	$865,600

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$201,800	$599,750	$732,350	$1,166,600

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	MUE
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.19	$15.08	$14.48	$14.42	$13.27

Net investment income(a)	0.69	0.75	0.78	0.80	0.82
Net realized and unrealized gain (loss)	(0.61)	(0.87)	0.63	0.09	1.18

Net increase (decrease) from investment operations	0.08	(0.12)	1.41	0.89	2.00

Distributions to Common Shareholders from net investment income(b)	(0.72)	(0.77)	(0.81)	(0.83)	(0.85)

Net asset value, end of year	$13.55	$14.19	$15.08	$14.48	$14.42

Market price, end of year	$12.36	$14.17	$14.94	$13.13	$12.94

Total Return Applicable to Common Shareholders(c)
Based on net asset value	0.87%	(0.50)%	10.33%	6.84%	16.19%

Based on market price	(7.85)%	0.29%	20.55%	7.96%	12.30%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.24%	1.96%	1.56%	1.50%	1.61%

Total expenses after fees waived and paid indirectly	2.20%	1.92%	1.55%	1.49%	1.56%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	0.95%	0.95%	0.95%	0.96%	0.95%

Net investment income to Common Shareholders	4.96%	5.21%	5.32%	5.41%	6.01%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$305,267	$319,413	$339,493	$325,911	$324,563

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$333,028	$343,826	$359,155	$348,787	$347,758

Borrowings outstanding, end of year (000)	$48,546	$62,841	$57,549	$51,795	$52,497

Portfolio turnover rate	21%	19%	15%	13%	28%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

46	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.73	$16.77	$16.11	$16.14	$14.83

Net investment income(a)	0.67	0.73	0.81	0.83	0.87
Net realized and unrealized gain (loss)	(0.45)	(0.94)	0.70	0.02	1.35

Net increase (decrease) from investment operations	0.22	(0.21)	1.51	0.85	2.22

Distributions to Common Shareholders(b)
From net investment income	(0.68)	(0.78)	(0.85)	(0.88)	(0.91)
From net realized gain	—	(0.05)	—	—	—

Total distributions	(0.68)	(0.83)	(0.85)	(0.88)	(0.91)

Net asset value, end of year	$15.27	$15.73	$16.77	$16.11	$16.14

Market price, end of year	$13.30	$15.18	$16.75	$14.71	$14.37

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.86%	(0.92)%	9.84%	5.76%	16.04%

Based on market price	(8.07)%	(4.26)%	20.15%	8.47%	12.16%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.22%	1.91%	1.46%	1.32%	1.40%

Total expenses after fees waived	2.22%	1.91%	1.46%	1.32%	1.40%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs(d)	0.93%	0.92%	0.89%	0.86%	0.90%

Net investment income to Common Shareholders	4.33%	4.64%	4.94%	5.09%	5.63%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$525,532	$541,303	$576,764	$554,060	$555,127

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$415,635	$425,107	$446,404	$432,769	$433,410

Borrowings outstanding, end of year (000)	$214,550	$195,488	$176,433	$172,574	$127,397

Portfolio turnover rate	25%	37%	23%	36%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.25	$15.07	$14.16	$14.09	$13.17

Net investment income(a)	0.58	0.64	0.70	0.75	0.78
Net realized and unrealized gain (loss)	(0.50)	(0.81)	0.94	0.09	0.97

Net increase (decrease) from investment operations	0.08	(0.17)	1.64	0.84	1.75

Distributions to Common Shareholders from net investment income(b)	(0.59)	(0.65)	(0.73)	(0.77)	(0.83)

Net asset value, end of year	$13.74	$14.25	$15.07	$14.16	$14.09

Market price, end of year	$11.89	$13.26	$14.40	$13.13	$12.71

Total Return Applicable to Common Shareholders(c)
Based on net asset value	1.07%	(0.69)%	12.19%	6.54%	14.21%

Based on market price	(6.00)%	(3.29)%	15.60%	9.52%	9.95%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.19%	1.93%	1.51%	1.44%	1.50%

Total expenses after fees waived and paid indirectly	2.19%	1.93%	1.50%	1.44%	1.50%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	0.91%	0.92%	0.89%	0.89%	0.91%

Net investment income to Common Shareholders	4.11%	4.52%	4.79%	5.22%	5.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$543,772	$564,202	$596,528	$560,372	$557,606

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$319,528	$327,776	$340,827	$326,230	$325,114

Borrowings outstanding, end of year (000)	$113,020	$113,374	$112,712	$93,113	$89,734

Portfolio turnover rate	14%	13%	15%	20%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI
	Year Ended July 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.48	$15.49	$14.79	$14.84	$13.64

Net investment income(a)	0.68	0.77	0.84	0.87	0.89
Net realized and unrealized gain (loss)	(0.44)	(0.96)	0.74	(0.03)	1.18

Net increase (decrease) from investment operations	0.24	(0.19)	1.58	0.84	2.07

Distributions to Common Shareholders from net investment income(b)	(0.74)	(0.82)	(0.88)	(0.89)	(0.87)

Net asset value, end of year	$13.98	$14.48	$15.49	$14.79	$14.84

Market price, end of year	$12.46	$14.66	$15.63	$14.04	$13.46

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.02%	(1.02)%	11.08%	6.12%	16.23%

Based on market price	(10.18)%	(0.69)%	18.07%	11.06%	12.35%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.11%	1.85%	1.45%	1.39%	1.47%

Total expenses after fees waived and paid indirectly	2.11%	1.84%	1.45%	1.39%	1.47%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	0.89%	0.89%	0.88%	0.88%	0.91%

Net investment income to Common Shareholders	4.79%	5.30%	5.60%	5.78%	6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$952,810	$985,594	$1,053,232	$1,003,621	$1,007,291

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$367,343	$376,541	$395,520	$381,600	$382,629

Borrowings outstanding, end of year (000)	$261,702	$252,930	$261,803	$244,245	$262,507

Portfolio turnover rate	22%	16%	10%	11%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRockMuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRockMuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRockMuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRockMuniYield Quality Fund III, Inc.	MYI	Maryland	Diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset

50	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (continued)

third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA, MYN and MYI’s management believes that the fund’s restrictions on borrowings do not apply to the funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$724,161	$264,000	$96,289	$1,084,450
MCA	2,358,003	913,575	277,003	3,548,581
MYN	1,340,170	516,245	181,742	2,038,157
MYI	3,072,356	1,169,283	378,637	4,620,276

For the year ended July 31, 2018, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts (a)	Liability for TOB Trust Certificates (b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$82,337,276	$48,546,402	0.94% — 1.12%	$60,878,521	1.78%
MCA	433,922,556	214,550,309	0.90 — 1.04	198,587,532	1.79
MYN	210,432,792	113,019,665	0.96 — 1.09	112,925,058	1.81
MYI	429,702,901	261,701,637	0.90 — 1.58	256,681,164	1.80

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2018, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2018.

52	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For the year ended July 31, 2018, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MUE	$—	—%	$42,000	0.78%
MCA	—	—	4,135	0.82
MYN	—	—	29,895	0.78
MYI	—	—	21,142	0.78

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee, at an annual rate equal to following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of a Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the amounts waived were as follows:

	MUE	MCA	MYN	MYI
Amounts waived	$2,443	$3,130	$5,363	$14,922

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2018, there were no such fees waived by the Manager.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2018, the waiver was $132,618.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

Directors and Officers: Certain Directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	MUE	MCA	MYN	MYI
Purchases	$102,616,066	$251,296,537	$137,028,731	$352,963,812
Sales	118,241,096	221,026,024	126,513,874	337,511,547

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, distributions received from a regulated investment company and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MUE	MCA	MYN	MYI
Paid-in capital	$(6,013,125)	$(11,437)	$(3,385,407)	$(19,280,254)
Undistributed net investment income	(122,299)	(20,072)	(158,799)	(289,123)
Undistributed net realized gain (accumulated net realized loss)	6,135,424	31,509	3,544,206	19,569,377

The tax character of distributions paid was as follows:

	MUE	MCA	MYN	MYI
Tax-exempt income(a)
7/31/2018	$18,983,391	$26,844,165	$28,395,849	$57,063,439
7/31/2017	19,532,177	29,457,340	29,637,043	61,268,578
Ordinary income(b)
7/31/2018	799	1,972	70,129	387,234
7/31/2017	—	1,247,453	85,038	32,524
Long-term capital gains
7/31/2018	—	—	—	—
7/31/2017	—	528,936	—	—

Total
7/31/2018	$18,984,190	$26,846,137	$28,465,978	$57,450,673

7/31/2017	$19,532,177	$31,233,729	$29,722,081	$61,301,102

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2018, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	MUE	MCA	MYN	MYI
Undistributed tax-exempt income	$276,096	$458,004	$723,732	$797,577
Undistributed ordinary income	1,434	4,554	6,244	6,733
Capital loss carryforwards	(8,359,275)	—	(15,426,252)	—
Undistributed long-term capital gains	—	1,653,281	—	—
Net unrealized gains(a)	22,631,368	30,389,133	34,003,961	66,629,310

	$14,549,623	$32,504,972	$19,307,685	$67,433,620

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors.

54	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of July 31, 2018, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUE	MYN
No expiration date(a)	$8,359,275	$14,138,506
2019	—	1,287,746

	$8,359,275	$15,426,252

(a)	Must be utilized prior to losses subject to expiration.

During the year ended July 31, 2018, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUE	MYN	MYI
$1,161,203	$3,041,272	$7,429,357

As of July 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MUE	MCA	MYN	MYI
Tax cost	$412,458,445	$666,565,327	$750,698,675	$1,239,619,455

Gross unrealized appreciation	$23,442,453	$31,764,571	$36,851,853	$74,731,832
Gross unrealized depreciation	(809,457)	(1,082,796)	(2,542,161)	(7,576,284)

Net unrealized appreciation (depreciation)	$22,632,996	$30,681,775	$34,309,692	$67,155,548

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: MCA and MYN invest a substantial amount of their assets in issuers located in a single state or limited number of states. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MUE, MYI and MYN invested a significant portion of their assets in securities in the transportation sector. MCA invested a significant portion of its assets in securities in the county, city, special district and school district sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUE	MCA	MYI
2018	5,535	—	65,843
2017	—	9,066	95,522

For the year ended July 31, 2018 and July 31, 2017, shares issued and outstanding remained constant for MYN. For the year ended July 31, 2018, shares issued and outstanding remained constant for MCA.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Fund’s Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of

56	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and VRDP Shares of certain Funds are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	4/21/11	1,665	$166,500,000	5/01/41
MYN	4/21/11	2,477	247,700,000	5/01/41
MYI	5/19/11	3,564	356,400,000	6/01/41

Redemption Terms: Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of their outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of each VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: Each VRDP Fund entered into a fee agreement with the liquidity provider that requires an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The initial fee agreement between each VRDP Fund and its respective liquidity provider was for a 364 day term and was scheduled to expire on April 20, 2012. Each fee agreement was subsequently renewed for additional terms. The most recent extension is scheduled to expire on July 4, 2019, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, VRDP Funds are required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, VRDP Funds are required to begin to segregate liquid assets with their custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the VRDP Funds may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, MCA’s and MYN’s VRDP Shares were assigned a long-term rating of Aa2 and MYI’s VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a longterm rating of AAA from Fitch.

For the year ended July 31, 2018, the annualized dividend rates for the VRDP Shares were as follows:

	MCA	MYN	MYI
Rate	2.02%	2.02%	2.03%

Ratings: The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: On June 21, 2012, the VRDP Funds each commenced a three-year term ending June 24, 2015 (the “special rate period”) with respect to their VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The special rate period has been extended each year for an additional one year term and is currently set to expire on June 19, 2019. Prior to June 19, 2019, the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by the VRDP Funds on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, the

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

VRDP Funds are required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. The VRDP Funds will not pay any fees to the liquidity provider and remarketing agent during the special rate period. The VRDP Funds will also pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If the VRDP Funds redeem the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the year ended July 31, 2018, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in a privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and MUE may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

As of period end, the VMTP Shares outstanding of MUE were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MUE	12/16/11	1,310	$131,000,000	07/02/19

Redemption Terms: MUE is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MUE’s VMTP Shares will be extended further or that MUE’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, MUE is required to begin to segregate liquid assets with MUE’s custodian to fund the redemption. In addition, MUE is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MUE’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the MUE fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended July 31, 2018, the average annualized dividend rate for MUE’s VMTP Shares was 2.15%.

For the year ended July 31, 2018, VMTP Shares issued and outstanding of MUE remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares, with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$2,814,903	$—
MCA	3,364,244	11,438
MYN	5,012,132	15,216
MYI	7,230,971	20,003

58	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MUE	$0.0540	$0.0540	VMTP	W-7	$273,808
MCA	0.0520	0.0520	VRDP	W-7	363,654
MYN	0.0425	0.0425	VRDP	W-7	541,004
MYI	0.0505	0.0505	VRDP	W-7	778,417

(a)	Net investment income dividend paid on September 4, 2018 to Common Shareholders of record on August 15, 2018.
(b)	Net investment income dividend declared on September 4, 2018, payable to Common Shareholders of record on September 14, 2018.
(c)	Dividends declared for period August 1, 2018 to August 31, 2018.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniHoldings Quality Fund II, Inc., BlackRock MuniYield California Quality Fund, Inc., BlackRock MuniYield New York Quality Fund, Inc. and BlackRock MuniYield Quality Fund III, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2018, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 20, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

60	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”), BlackRock MuniYield California Quality Fund, Inc. (“MCA”), BlackRock MuniYield Quality Fund III, Inc. (“MYI”) and BlackRock MuniYield New York Quality Fund, Inc. (“MYN” and together with MUE, MCA and MYI, each a “Fund,” and, collectively, the “Funds”) met in person on April 24, 2018 (the “April Meeting”) and June 6-7, 2018 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Agreement,” and collectively, the “Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock”.

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreement for its Fund on an annual basis. Each Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. Each Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement for its Fund. Each Board’s consideration of the Agreement for its Fund is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to its Fund by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of the Fund’s service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement for its Fund, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (f) the Fund’s adherence to its compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (n) periodic updates on BlackRock’s business.

Each Board considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities. Each Fund has redeemed all of its outstanding auction rate preferred securities.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement for its Fund. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding the Funds’ fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Funds’ as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of the Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to each Fund’s Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence and impact and sharing of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by each Board as appropriate regarding BlackRock’s and the operations of its Fund.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement for its Fund. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	61

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, each Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Fund. Throughout the year, each Board compared its Fund’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. Each Board engaged in a review of BlackRock’s compensation structure with respect to its Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder, and other services (in addition to any such services provided to its Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, each Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of its Fund’s performance as of December 31, 2017. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, each Board received and reviewed information regarding the investment performance of its Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board of each of MUE, MCA, MYI and MYN noted that for each of the one-, three- and five-year periods reported, its Fund ranked first out of two funds against its Customized Peer Group Composite. BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each respective Fund. The Composite measures a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Fund. Each Board

62	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

reviewed BlackRock’s estimated profitability with respect to its Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. Each Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the estimated cost of the services provided to its Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Fund, to the Fund. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement for its Fund and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of each of MUE, MYI and MYN noted that its Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile respectively, relative to the Expense Peers.

The Board of MCA noted that MCA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. Each Board considered the Fund’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with its Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement for its Fund, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and its Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement for its Fund were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	63

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MUE, MCA and MYI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYN that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

64	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships During Past Five Years
Richard E. Cavanagh 1946	Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) since 2015 (board member since 2009); Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 73 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 73 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	73 RICs consisting of 73 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 73 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi 1948	Director (Since 2007)	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014 and since 2016; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	73 RICs consisting of 73 Portfolios	None
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 73 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	73 RICs consisting of 73 Portfolios	None
Catherine A. Lynch 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	73 RICs consisting of 73 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	65

Director and Officer Information  (continued)

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock's Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock's Human Capital Committee; Global Head of BlackRock's Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director will serve until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause therefor.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

(d) For purposes of this chart, "RICs" refers to investment companies registered under the 1940 Act and "Portfolios" refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 73 RICs consisting of 73 Portfolio. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex.

(e) Mr. Fairbairn and Mr. Perlowski are both "interested persons," as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause therefor.

66	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Liquidity Provider

Citibank, N.A.

New York, NY 10179

VRDP Remarketing Agent

Citigroup Global Markets Inc.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	67

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2018 for shareholders of record on May 31, 2018, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	20,980,253	857,162	20,697,056	1,140,359	20,987,195	850,220
MCA	31,206,339	1,079,704	30,982,833	1,303,210	31,240,258	1,045,785
MYN	35,101,637	2,007,953	35,084,517	2,025,073	35,653,313	1,456,277
MYI	61,533,863	2,590,484	61,117,111	3,007,236	61,641,100	2,483,247

	Robert Fairbairn		R. Glenn Hubbard		Catherine A. Lynch
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	20,926,294	911,121	20,677,437	1,159,978	20,964,876	872,539
MCA	31,197,084	1,088,959	30,974,400	1,311,643	31,240,258	1,045,785
MYN	35,728,256	1,381,334	35,649,351	1,460,239	35,717,023	1,392,567
MYI	61,391,260	2,733,087	61,126,396	2,997,951	61,703,133	2,421,214

	John M. Perlowski		Karen P. Robards		Frank J. Fabozzi [1]
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MUE	20,920,861	916,554	20,984,352	853,063	1,310	0
MCA	31,227,770	1,058,273	31,230,718	1,055,325	1,665	0
MYN	35,703,536	1,406,054	35,668,915	1,440,675	2,477	0
MYI	61,319,992	2,804,355	61,739,037	2,385,310	3,564	0

					W. Carl Kester [1]
					Votes For	Votes Withheld
MUE					1,310	0
MCA					1,665	0
MYN					2,477	0
MYI					3,564	0

[1]	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

68	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BARB	Building Aid Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
BOCES	Board of Cooperative Educational Services
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
GTD	Guaranteed
HFA	Housing Finance Agency
IDA	Industrial Development Authority
IDB	Industrial Development Board
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
LRB	Lease Revenue Bonds
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PILOT	Payment in Lieu of Taxes
PSF-GTD	Permanent School Fund Guaranteed
RB	Revenue Bonds
S/F	Single-Family
SONYMA	State of New York Mortgage Agency

70	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

THIS PAGE INTENTIONALLY LEFT BLANK.

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-7/18-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been Principal of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$37,638	$37,600	$0	$0	$14,400	$14,382	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings Quality Fund II, Inc.	$14,400	$14,382

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel, Soccio and Romaglino have been members of the registrant’s portfolio management team since 2006, 2016 and 2017 respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr., CFA	Managing Director at BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM’) from 2005 to 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1997 to 2005.
Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.
Christian Romaglino	Director of BlackRock since 2017.

(a)(2) As of July 31, 2018:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr., CFA	36	0	0	0	0	0
	$24.40 Billion	$0	$0	$0	$0	$0
Phillip Soccio	18	0	0	0	0	0
	$5.99 Billion	$0	$0	$0	$0	$0
Christian Romaglino	10	$0	$0	$0	$0	$0
	$4.36 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2018:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2018.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($275,000 for 2018). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr., CFA	None
Phillip Soccio	None
Christian Romaglino[1]	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock MuniHoldings Quality Fund II, Inc.

Date: October 4, 2018